UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2014

Date of reporting period:  March 31, 2014

Item 1. Reports to Stockholders.

Great Lakes Bond Fund
Investor Class Shares – GLBDX
Institutional Class Shares – GLBNX

Great Lakes Disciplined Equity Fund
Investor Class Shares – GLDEX
Institutional Class Shares – GLDNX

Great Lakes Large Cap Value Fund
Investor Class Shares – GLLVX
Institutional Class Shares – GLLIX

Great Lakes Small Cap Opportunity Fund
Investor Class Shares – GLSCX
Institutional Class Shares – GLSIX

Annual Report

March 31, 2014

1-855-278-2020
www.glafunds.com

Distributed by Quasar Distributors, LLC
Member FINRA

Great Lakes Bond Fund

April 11, 2014

Dear Shareholders:

I. INVESTMENT RESULTS

In the twelve months ended March 31st of 2014, your Great Lakes Bond Fund returned the following:

Total Returns
Share Class	12 Months ended 3/31/14
Investor Class no load	1.13%
Investor Class with load	-2.68%
Institutional Class	0.42%
Barclays Aggregate Bond Index	-0.10%

The bond market reacted to the expectation of a change in Fed policy rather than the change itself.  The bulk of the interest rate movement over the last twelve months took place in the May-June period as the market reacted to then-Fed Chairman Bernanke’s comments regarding the finiteness of quantitative easing and accommodative monetary policy in general.  Over these two months, the ten-year Treasury yield rose over 100 basis points.  Since then, Janet Yellen has assumed leadership at the Fed, the Fed’s monthly purchasing activity has begun to gradually wind down and the expectation has been set that short-term interest rates will begin moving higher by mid-year 2015.  Yet, other than a bulging of rates in the three-to-ten year segment of the yield curve, interest rates are essentially unchanged over the past nine months.

II. ATTRIBUTION

The Great Lakes Bond Fund Institutional Class shares produced a total return of +0.42% over the past twelve months, a 52 basis point advantage over the Barclays Aggregate Bond Index.  With interest rates moving higher, the Fund’s below market duration, roughly 90% of that of the Index, contributed to the positive relative performance of the Fund.  In addition, our allocation to the high yield sector was very beneficial over the period.  The sector’s return far outpaced the return of the overall market and all of the bond market’s other sectors.  Moreover, the Fund’s high yield credits outdid the overall high yield sector.  We also increased the Fund’s allocation to high yield in mid-2013 from 10% to 15% of the total portfolio, which further augmented its contribution. Allocations that worked against us were our mortgage-backed and municipal holdings.  Both of these components underperformed their respective sectors and the overall market.

III. OUTLOOK

Looking ahead, we believe interest rates may continue to be somewhat range-bound over the near-term while trending higher towards calendar year-end and into 2015.  And, while the Fed looks forward to the normalization of monetary policy, at the same time it will need to ensure an improved employment picture and an economic recovery.  Assuming progress on both fronts, interest rates should be marginally higher twelve months from now.  Again, the Fund’s duration reflects this outlook as it continues to hold at approximately 90% of the Index level.

Coupon income will likely dominate returns in such an environment.  With corporate America in fundamentally good shape, and with state and local finances improving, the credit-sensitive sectors of the bond market are on solid footing.  Furthermore, high yield, investment-grade credit and municipal bonds continue to represent good relative value in the marketplace.  As a result of all of the above factors, roughly 75% of the Bond Fund is currently spread across these three sectors.  These allocations give the Fund an 80 basis point advantage in average coupon relative to the Index, as well as a 125 basis point advantage in terms of yield-to-maturity as of March 31, 2014.  These are significant income and yield differentials relative to our market benchmark and, when combined with carrying less interest rate risk than the Index, could potentially bias the Fund to outperform the general market over the next twelve months.

Stephen W. Rost
Senior Portfolio Manager
Fund Shareholder

Great Lakes Bond Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2014

	1-Year	Since Inception(1)
Investor Class (without sales load)	1.13%	1.22%
Investor Class (with sales load)(2)	(2.68)%	(1.32)%
Institutional Class	0.42%	1.16%
Barclays Aggregate Bond Index(3)	(0.10)%	0.00%

(1)	Inception date of each class was September 28, 2012.
(2)	Return reflects a sales load of 3.75%.
(3)	The Barclays Aggregate Bond Index is an intermediate term index and a market capitalization-weighted index, where securities in the index are weighted according to the market size of each bond type.

Great Lakes Bond Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2014(1)
(% of Net Assets)

Top 10 Holdings (Unaudited)
March 31, 2014(1)(2)
(% of net assets)

Chicago, Illinois O’Hare International Airport Revenue, 5.250%, 01/01/2034	1.8%
iShares iBoxx Investment Grade Corporate Bond Fund	1.7%
Rhode Island Housing & Mortgage Finance, 5.500%, 10/01/2049	1.3%
U.S. Treasury Note, 1.750%, 07/31/2015	1.2%
U.S. Treasury Note, 2.250%, 01/31/2015	1.2%
U.S. Treasury Note, 2.625%, 06/30/2014	1.2%
iShares Barclays CMBS Bond Fund	1.2%
Federal Home Loan Mortgage Corporation Pool, 6.000%, 08/01/2022	1.0%
Federal Home Loan Mortgage Association, 4.000%, 11/15/2032	1.0%
Government National Mortgage Association, 5.500%, 06/16/2023	0.9%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	First American Government Obligations Fund is excluded from the Top Ten Holdings.

Great Lakes Disciplined Equity Fund

April 11, 2014

Dear Shareholders:

I. INVESTMENT RESULTS

In the twelve months ended March 31st of 2014, your Great Lakes Disciplined Equity Fund returned the following:

Total Returns

Share Class	12 Months ended 3/31/14
Investor Class no load	23.66%
Investor Class with load	17.48%
Institutional Class	23.97%
S&P 500 Index	21.86%

US Corporate Earnings continue their solid expansion, and S&P 500 companies are expected to grow their collective bottom line by 6% over the coming year (small and mid-cap companies are expected to grow earnings at a 7% clip).  Margins continue to hover around 10%, and a general reluctance to expand payrolls aggressively makes this level sustainable – at least in the short-term.  As noted, the pace of payroll expansion remains slow, with monthly gains of about 150,000 so far this year.  The unemployment rate has crept down to 6.7% – the lowest since October 2008.  Still, the Federal Reserve’s new Chairwoman has iterated her view that the employment situation must improve before all stimulus will be withdrawn.

All major US indices advanced yet again during the initial quarter of 2014; however, smaller-cap stocks (as proxied by the Russell 2000 Index) continue to underperform the balance of the US Equity Universe.  Mid-caps stocks performed best during Q1, the Russell Midcap Index climbing 3.53%.  Large-caps were next-best; the S&P 500 Index added 2.05%.  The Russell 2000 Index gained 1.12% for the quarter – but leads the pack with a 24.90% advance over the last 12 months.

In sharp contrast to last quarter (and even sharper contrast to all of 2013), Value stocks outperformed Growth stocks across all cap segments for Q1.  The Russell MidCap Value Index was the top-performing style index, notching a gain of 5.22%; by contrast, the small-cap Russell 2000 Growth Index advanced only 0.48%.  Again, by contrast, the 2000 Growth Index is the top performer for the past 12 months, with a gain of 43.30%.

We also saw a reversal of performance within the S&P 500 Index, as counter-cyclical companies performed quite well – Utilities added 10.09%, and Health Care stocks added 5.81%.  By contrast, last quarter’s stalwarts such as Consumer Discretionary and Industrial stocks lagged the market, returning -2.80% and 0.14%, respectively.

II. ATTRIBUTION

Successful new additions to the portfolio in Q1 included EOG Resources (EOG), Western Digital (WDC), and Delphi Automotive (DLPH).  EOG outperformed the index by 7.3% while WDC and DLPH outperformed the Index by 5.42% and 10.2%, respectively, since our initial purchase.

New additions that didn’t perform to short-term expectations included Advanced Auto Parts (AAP) which trailed the index by 1.9%, and SBA Communications (SBAC), which lagged the Index by 7.39% over our holding period for the first quarter.

Portfolio Changes

During the first quarter, we increased the portfolio’s exposure to the Retail and Financial sectors.  In Retail we initiated positions in Advanced Auto Parts (AAP) and AutoZone (AZO) while adding to our position in Walgreens (WAG).  In Financials, we added to positions in Bank of America (BAC), Charles Schwab (SCHW), and Allstate (All).

We trimmed the portfolio’s exposure to the Materials sector through a full liquidation of International Paper (IP).  During the quarter, the portfolio’s exposure to the Consumer Discretionary sector was reduced with full liquidations of Ford Motor (F), Fluor Corp (FLR), and Viacom (VIAB).

Great Lakes Disciplined Equity Fund

III. OUTLOOK

“In basketball – as in life – true joy comes from being fully present in each and every moment, not just when things are going your way.” – Phil Jackson, Sacred Hoops

It’d be difficult to go a couple of days without hearing tell of the looming risk of some sort of asset bubble, but with the exception of corporate credit markets and surging small cap stocks (and the occasional Seinfeld re-run), we have a tough time finding anything reminiscent of a bubble anywhere. With inflation running below target at a 1.1% annualized rate, there is little reason to argue there is excess stimulus in the economy at this juncture.  Large cap US stocks remain fairly priced, and there’s little reason to forecast a significant move in either direction.  However, leadership within the market has migrated, and our models are adjusting accordingly.

Jon Quigley, CFA
Senior Portfolio Manager

Great Lakes Disciplined Equity Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2014

	1-Year	3-Year	Since Inception(1)
Investor Class (without sales load)	23.66%	15.10%	17.37%
Investor Class (with sales load)(2)	17.48%	13.14%	16.12%
Institutional Class	23.97%	15.42%	17.71%
S&P 500 Index(3)	21.86%	14.66%	17.73%

(1)	Inception date of each class was June 1, 2009.
(2)	Return reflects a sales load of 5.00%.
(3)	The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Great Lakes Disciplined Equity Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2014(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
March 31, 2014(1)
(% of net assets)

General Electric Co.	3.6%
Bank of America Corp.	3.6%
CVS Caremark Corp.	3.2%
General Dynamics Corp.	3.1%
Pfizer, Inc.	3.0%
McKesson Corp.	2.8%
MetLife, Inc.	2.7%
Boeing Co.	2.6%
KeyCorp	2.6%
Altria Group, Inc.	2.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Large Cap Value Fund

April 11, 2014

Dear Shareholders:

I. INVESTMENT RESULTS

Five years after a 37% decline, the equity market followed up a 16% rise in 2012 with a 32% gain in calendar 2013. Driving equities higher were still-rising corporate profits, which surpassed the 2007 peak; accommodative monetary policy; and favorable valuation by historical standards. Low inflation, U.S. economic progress relative to other developed nations and unconventional monetary policy contributed to the smooth ride in 2013 as well.

Total Returns

Share Class	12 Months ended 3/31/14
Investor Class no load	19.01%
Investor Class with load	13.04%
Institutional Class	19.32%
Russell 1000 Value Index	21.57%

II. ATTRIBUTION

Fund return over the year trailed a value style benchmark, with most of the difference occurring in the final quarter, when the equity market flattened out in a choppy pattern. Limiting returns were positions in the consumer frequent-purchase goods (foods, household cleaning, paper and battery products, and tobacco) area, electric/gas utilities, and international integrated energy producers and refiners. All of these areas’ sales and profits are less sensitive to an anticipated economic pickup in the U.S. in 2014. Areas leading results included most financials, as credit quality trends and balance sheet strength at lending-oriented firms continue to improve, and slightly higher interest rates (compared to 2012 levels) and equity market movements benefited insurers. Health insurance holdings led the strategy as well. Many diversified industrial manufacturers with favorable or stable, in some cases, conditions in customer end-markets were able to raise profitability even in a slow-growth global economy, and outpaced value benchmarks.

III. OUTLOOK

Looking ahead, disturbances in the global economic, financial and political structures may again affect the equity market. Favorable factors for equities include an outlook for higher corporate profits (although most company managements remain cautious), and accommodative monetary policy supported by low U.S. inflation levels. However, after 2012 and 2013 stock price movements which exceeded earnings expansion, valuation now is less attractive. We intend to continue our value approach, emphasizing rising or high earning power, supportive valuation and sufficient diversification.

Edward J. Calkins, CFA
Senior Portfolio Manager
Fund Shareholder

Great Lakes Large Cap Value Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2014

	1-Year	Since Inception(1)
Investor Class (without sales load)	19.01%	22.74%
Investor Class (with sales load)(2)	13.04%	18.60%
Institutional Class	19.32%	22.90%
Russell 1000 Value Index(3)	21.57%	24.24%

(1)	Inception date of each class was September 28, 2012.
(2)	Return reflects a sales load of 5.00%.
(3)
The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe.  It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

Great Lakes Large Cap Value Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2014(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
March 31, 2014(1)
(% of net assets)

3M Co.	3.7%
Berkshire Hathaway, Inc. – Class B	3.6%
American Express Co.	3.6%
Honeywell International, Inc.	3.4%
Cigna Corp.	3.4%
Eaton Corp.	3.4%
Chevron Corp.	3.3%
General Electric Co.	3.3%
Aetna, Inc.	3.2%
Lockheed Martin Corp.	3.1%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Small Cap Opportunity Fund

April 11, 2014

Dear Shareholders:

I. INVESTMENT RESULTS

In the twelve months ended March 31st of 2014, your Great Lakes Small Cap Opportunity Fund returned the following:

Total Returns

Share Class	12 Months ended 3/31/14
Investor Class no load	28.26%
Investor Class with load	21.85%
Institutional Class	28.65%
Russell 2000 Index	24.90%

The Russell 2000 Index appreciated by 1.1% in the first quarter, marking the seventh consecutive quarter the index has registered a gain. Over that almost two-year timeframe the Index has gained more than 50%.

The quarter was somewhat volatile – investors grew increasingly concerned with emerging market currencies and slowing Chinese economic growth, resulting in a sell-off in risky assets early in the quarter and a flattening yield curve.  Russia’s incursion into Ukraine and the turmoil in Crimea exacerbated these fears.  As a consequence the Russell 2000 Index was in negative territory for most of the quarter, relying on a significant rally on the last day of the March to squeak out its gain.

Our mutual fund “I” (GLSIX, or Institutional) shares gained 2.1% in the quarter, outdistancing the index by about 100 basis points and placing the fund in the 23rd percentile among small cap funds followed by Morningstar. The table below outlines the Fund’s performance over various periods.

Average Annualized Total Returns and
Comparative Investment Results
as of 3/31/2014

					Since
	Q1 2014	1-Year(1)	3-Year(1)	5-Year(1)	Inception(1)(3)
GLSIX	2.16%	28.65%	14.66%	26.64%	23.84%
Russell 2000 Index	1.12%	24.90%	13.18%	24.31%	20.08%
Morningstar Small Blend Category	1.45%	24.10%	12.74%	24.09%	20.25%
+/- R2000 vs. GLSIX	+0.98%	3.68%	+1.46%	+2.32%	+1.62%
+/- Category vs. GLSIX	+0.65%	4.48%	+1.90%	+2.54%	+1.45%
GLSIX Morningstar Small Blend Category Percentile Ranking(2)		11th	24th	15th
GLSCX no load	2.07%	28.26%	14.36%	26.29%	23.49%
GLSCX with load	-3.05%	21.85%	12.42%	25.01%	22.30%
Russell 2000 Index	1.12%	24.90%	13.18%	24.31%	20.87%

(1)	Annualized. (2) # of Funds in category: 1 year – 717; 3 year – 664; 5 year – 640, based on total returns.
(3)	Inception date: 12/5/2008.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-278-2020.  Performance data with load reflects the Investor Class maximum sales charge of 5.00%. Performance data without load does not reflect the sales charge. If it did, the fund returns would be lower.

The Fund’s gross expense ratios were 1.30% for the Investor Class and 1.05% for the Institutional Class, per the Prospectus dated July 29, 2013.

Great Lakes Small Cap Opportunity Fund

II. ATTRIBUTION

First quarter investment results benefited from strong stock selection in the Consumer Discretionary, Technology and Health Care sectors.  Interest rate-sensitive small cap stocks led the market higher in Q1, with Utilities gaining 5% and REITs almost 7%.  The Consumer Discretionary sector generated the only negative return (-3.4%) of the quarter, as bad weather and concerns about consumer spending knocked retailing stocks down 8-10% on average.  Biotech shares, which had soared almost 20% in the first three weeks of January, came back to earth a bit and finished the quarter up “only” 5.3%.

Our Health Care holdings gained more than 14%, aiding results despite being underweight the sector relative to the index (5.9% vs. 14%+.) Our overweight position in Technology also helped, as those holdings appreciated by more than 5% in a flat technology market. Our Consumer-related shares bucked the market trend described above, gaining 5.5% and outperforming the sector by almost 900 basis points; shares in Big Lots (BIG) gained more than 40%.  In all, only holdings in Energy (-1.9%) and Industrials (-3.6%) detracted from first quarter results.

III. OUTLOOK

Despite a slow start to the year, we continue to believe the U.S. economy will continue its recovery in 2014.  The employment picture continues to improve, though such progress is slow and a bit lumpy.  Wage growth, while very sluggish over the last several years, continued to move in the right direction, and capital investment activity in the corporate sector looked to be improving slightly.

The first quarter was difficult, as the global challenges mentioned above combined with terrible winter weather in much of the country to slow economic activity.  Retailers (and others) often blame the weather for poor results; in this case we are going to agree with them that bitter cold and wet weather in Q1 did hamper many businesses.  As spring arrives we expect consumer activity to pick up, and would expect to see a corresponding improvement in the economy.  We continue to closely watch events in China, as that economy continued to slow and its financial sector continued to manage through persistent bad loan issues. Absent a total loss of confidence in China, however, we think both the US and global economy should continue to grow modestly.

Equity markets hit all time highs in Q1, though late in the quarter (and into early April) markets backed off a bit, particularly in the high-flying biotechnology and internet technology sectors.  The IPO market was particularly robust in Q1, but investors appear to be backing away from some of the more fully priced new stock offerings.  Share prices appear fairly valued to us in a general, and we are working harder to find attractive businesses at cheap valuations in which to invest.  However, we are able to do so, and are not having too much difficulty in staying fully invested.  Turnover remains higher than we would like as stocks reach our estimates of fair value, forcing us to replace stocks in the portfolio at a more rapid clip than we would prefer.  As always, we continue to focus on solid businesses that are well managed, have strong balance sheets and generate substantial free cash flow. Our preference for higher quality businesses and balance sheets could provide a hedge against a downturn in stock prices, as can the margin of safety we seek to have before investing in any business.

Gary Lenhoff, CFA
Senior Portfolio Manager
Fund Shareholder

Great Lakes Small Cap Opportunity Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2014

	1-Year	3-Year	5-Year	Since Inception(1)
Investor Class (without sales load)	28.26%	14.36%	26.29%	23.49%
Investor Class (with sales load)(2)	21.85%	12.42%	25.01%	22.30%
Institutional Class	28.65%	14.66%	26.64%	23.84%
Russell 2000 Index(3)	24.90%	13.18%	24.31%	20.87%

(1)	Inception date of each class was December 5, 2008.
(2)	Return reflects a sales load of 5.00%.
(3)
The Russell 2000 Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000 Index, which contains the 3,000 largest companies in the U.S. based on market capitalization.

Great Lakes Small Cap Opportunity Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2014(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
March 31, 2014(1)
(% of net assets)

Dawson Geophysical Co.	3.8%
Actuant Corp.	3.7%
Kennametal, Inc.	3.6%
Littelfuse, Inc.	3.3%
Diebold, Inc.	3.0%
Banco Latinoamericano de Comercio Exterior SA	2.8%
Intrepid Potash, Inc.	2.8%
Centene Corp.	2.8%
Symetra Financial Corp.	2.8%
Nordson Corp.	2.7%

(1)Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security

Great Lakes Funds

The Barclays Aggregate Bond Index is an intermediate term index and a market capitalization-weighted index, where securities in the index are weighted according to the market size of each bond type. It is not possible to invest directly in an index.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in an index.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.  It is not possible to invest directly in an index.

The Russell Midcap Value Index the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.  It is not possible to invest directly in an index.

The Russell 2000 Index, a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index, and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies.

Margin of Safety is meant to convey the difference between the intrinsic value of a stock and its current market price.  A relatively large margin of safety provides better protection to an investor in the case where our estimate of intrinsic value is incorrect.

A basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security.

Free Cash Flow is equal to the cash flow from operations (or operating cash) less capital expenditures; It signals a company’s ability to pay debt, pay dividends, buy back stock and facilitate the growth of business.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for bond prices.

Yield-to-maturity is the rate of return anticipated on a bond if held until the end of its lifetime. Yield-to-Maturity (YTM) is considered a long-term bond yield expressed as an annual rate. The YTM calculation takes into account the bond’s current market price, par value, coupon interest rate and time to maturity.  YTM is the interest rate an investor would earn by investing every coupon payment from the bond at a constant interest rate until the bond’s maturity date.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedules of investments for complete holdings information.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Great Lakes Funds

Morningstar Small Blend Category Average represents an average of all of the funds in the Morningstar Small Blend Category.

Morningstar Rankings represent a fund’s total-return percentile rank relative to all funds that have the same Morningstar Category. The highest percentile rank is 1 and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

© 2014 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Earnings growth is not a measure of the Fund’s future performance.

Diversification does not guarantee a profit or protect from loss in a declining market.

Past performance does not guarantee future results.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. The Funds may invest in ETFs. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. ETFs have management and other expenses. The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities. The Small Cap Fund will invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than large cap companies. The Bond Fund will invest in debt securities, which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher rated securities. Investments in Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Great Lakes Funds

Expense Examples (Unaudited)
March 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and, wire transfer fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2013 – March 31, 2014).

ACTUAL EXPENSES
For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

Great Lakes Bond Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (10/1/2013)	Value (3/31/2014)	(10/1/2013 to 3/31/2014)
Investor Class Actual(2)	$1,000.00	$1,028.70	$4.96
Investor Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.04	$4.94
Institutional Class Actual(2)	$1,000.00	$1,027.00	$3.28
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.28

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.90% and 0.65% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended March 31, 2014 of 2.87% and 2.70% for the Investor Class and Institutional Class, respectively.

Great Lakes Funds

Expense Examples (Unaudited) – Continued
March 31, 2014

Great Lakes Disciplined Equity Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (10/1/2013)	Value (3/31/2014)	(10/1/2013 to 3/31/2014)
Investor Class Actual(2)	$1,000.00	$1,121.40	$4.18
Investor Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	$3.98
Institutional Class Actual(2)	$1,000.00	$1,122.50	$2.91
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,022.19	$2.77

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.80% and 0.55% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended March 31, 2014 of 12.14% and 12.25% for the Investor Class and Institutional Class, respectively.

Great Lakes Large Cap Value Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period(3)
	Value (10/1/2013)	Value (3/31/2014)	(10/1/2013 to 3/31/2014)
Investor Class Actual(4)	$1,000.00	$1,117.00	$5.81
Investor Class
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.54
Institutional Class Actual(4)	$1,000.00	$1,117.60	$4.49
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10% and 0.85% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended March 31, 2014 of 11.70% and 11.76% for the Investor Class and Institutional Class, respectively.

Great Lakes Small Cap Opportunity Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period(5)
	Value (10/1/2013)	Value (3/31/2014)	(10/1/2013 to 3/31/2014)
Investor Class Actual(6)	$1,000.00	$1,123.50	$6.56
Investor Class
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.24
Institutional Class Actual(6)	$1,000.00	$1,125.30	$5.25
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$4.99

(5)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.24% and 0.99% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(6)	Based on the actual returns for the six-month period ended March 31, 2014 of 12.35% and 12.53% for the Investor Class and Institutional Class, respectively.

Great Lakes Bond Fund

Schedule of Investments
March 31, 2014

Description	Par	Value

CORPORATE BONDS – 57.1%

Consumer Discretionary – 5.9%
American Axle & Manufacturing, Inc.
6.625%, 10/15/2022	$75,000	$81,656
Ameristar Casinos, Inc.
7.500%, 04/15/2021	75,000	81,563
AutoZone, Inc.
3.125%, 07/15/2023	100,000	94,013
Avis Budget Finance, Inc.
8.250%, 01/15/2019	75,000	80,813
Belo Corp.
7.250%, 09/15/2027	75,000	78,188
Bon-Ton Department Stores
8.000%, 06/15/2021	75,000	72,844
Brunswick Corp.
7.375%, 09/01/2023	44,000	47,850
CBS Outdoor Americas Capital
5.625%, 02/15/2024 (a)	75,000	77,063
CCO Holdings LLC
6.625%, 01/31/2022	75,000	80,438
Comcast Corp.
4.750%, 03/01/2044	150,000	152,864
DIRECTV Holdings LLC
4.450%, 04/01/2024	50,000	50,242
Greektown Holdings LLC
8.875%, 03/15/2019 (a)	75,000	77,813
Guitar Center, Inc.
6.500%, 04/15/2019 (a)	75,000	74,719
Isle Of Capri Casinos, Inc.
7.750%, 03/15/2019	75,000	80,906
Jarden Corp.
7.500%, 01/15/2020	75,000	81,844
Lamar Media Corp.
5.000%, 05/01/2023	75,000	75,375
LIN Television Corp.
6.375%, 01/15/2021	75,000	79,875
Macy’s Retail Holdings, Inc.
2.875%, 02/15/2023	150,000	140,720
MGM Resorts International
6.625%, 12/15/2021	75,000	82,593
Pulte Group, Inc.
6.375%, 05/15/2033	75,000	73,875

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2014

Description	Par	Value

CORPORATE BONDS – 57.1% (Continued)

Consumer Discretionary – 5.9% (Continued)
Quebecor Media, Inc.
5.750%, 01/15/2023	$75,000	$75,563
Ruby Tuesday, Inc.
7.625%, 05/15/2020	75,000	67,313
Scientific Games Corp.
8.125%, 09/15/2018	15,000	16,050
Service Corp. International
7.500%, 04/01/2027	70,000	74,550
Toys R Us, Inc.
7.375%, 10/15/2018	39,000	31,395
Viacom, Inc.
4.375%, 03/15/2043	150,000	133,820
Walt Disney Co.
1.100%, 12/01/2017	200,000	198,120
Whirlpool Corp.
2.400%, 03/01/2019	100,000	99,280
Wyle Services Corp.
10.500%, 04/01/2018 (a)	75,000	79,500
		2,440,845
Consumer Staples – 3.6%
Alliance One International, Inc.
9.875%, 07/15/2021	75,000	77,063
Bunge Ltd. Finance Corp.
3.200%, 06/15/2017	150,000	156,005
Cencosud
4.875%, 01/20/2023 (a)	150,000	145,848
Central Garden & Pet Co.
8.250%, 03/01/2018	75,000	77,719
Costco Wholesale Corp.
0.650%, 12/07/2015	100,000	100,259
Diageo Capital
4.828%, 07/15/2020	100,000	111,323
Diamond Foods, Inc.
7.000%, 03/15/2019 (a)	75,000	77,813
Dr. Pepper Snapple Group, Inc.
2.000%, 01/15/2020	175,000	166,518
HJ Heinz Co.
6.375%, 07/15/2028	75,000	80,062

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2014

Description	Par	Value

CORPORATE BONDS – 57.1% (Continued)

Consumer Staples – 3.6% (Continued)
Land O’ Lakes Capital Trust I
7.450%, 03/15/2028 (a)	$40,000	$39,200
Pepsico, Inc.
0.700%, 02/26/2016	100,000	99,896
Pilgrim’s Pride Corp.
7.875%, 12/15/2018	75,000	80,999
Post Holdings, Inc.
7.375%, 02/15/2022	74,000	79,920
TreeHouse Foods, Inc.
4.875%, 03/15/2022	75,000	75,656
Wesfarmers Ltd.
1.874%, 03/20/2018 (a)	100,000	98,969
		1,467,250

Energy – 5.0%
Alpha Natural Resources, Inc.
6.000%, 06/01/2019	75,000	57,938
Arch Coal, Inc.
8.000%, 01/15/2019 (a)	75,000	75,188
Chesapeake Oilfield Finance, Inc.
6.625%, 11/15/2019	75,000	78,188
ConocoPhillips Co.
1.050%, 12/15/2017	125,000	123,633
Energy Partners Ltd.
8.250%, 02/15/2018	75,000	81,563
Forest Oil Corp.
7.250%, 06/15/2019	75,000	66,094
Halcon Resources Corp.
8.875%, 05/15/2021	75,000	78,188
Linn Energy Finance Corp.
7.750%, 02/01/2021	75,000	81,000
Marathon Oil Corp.
2.800%, 11/01/2022	100,000	93,791
Nuverra Environmental Solutions, Inc.
9.875%, 04/15/2018	75,000	77,813
Peabody Energy Corp.
7.875%, 11/01/2026	75,000	77,250
Petrobras International Finance Co.
5.375%, 01/27/2021	150,000	152,447

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2014

Description	Par	Value

CORPORATE BONDS – 57.1% (Continued)

Energy – 5.0% (Continued)
Petroleos Mexicanos
3.500%, 01/30/2023	$150,000	$141,524
6.375%, 01/23/2045 (a)	150,000	162,187
Plains Exploration & Production Co.
6.875%, 02/15/2023	75,000	83,813
Sabine Pass Liquefaction LLC
5.625%, 02/01/2021	75,000	77,719
Statoil
2.900%, 10/15/2014	200,000	202,688
2.450%, 01/17/2023	150,000	140,892
Stone Energy Corp.
7.500%, 11/15/2022	75,000	81,563
Talisman Energy, Inc.
5.750%, 05/15/2035	100,000	97,828
United Refining Co.
10.500%, 02/28/2018	27,000	30,105
		2,061,412

Financials – 20.6%
Abbey National Treasury Services
4.000%, 04/27/2016	200,000	212,092
ABN AMRO Bank NV
1.375%, 01/22/2016 (a)	265,000	267,388
Aircastle Ltd.
6.750%, 04/15/2017	75,000	83,719
American Express Co.
1.550%, 05/22/2018	200,000	196,548
American Tower Corp.
3.400%, 02/15/2019	100,000	102,588
AmeriGas Finance
7.000%, 05/20/2022	75,000	82,313
Bank of America Corp.
1.500%, 10/09/2015	100,000	100,924
2.000%, 01/11/2018	100,000	99,903
5.625%, 07/01/2020	100,000	113,947
4.000%, 04/01/2024	100,000	100,087
Bank of Montreal
0.800%, 11/06/2015	150,000	150,581
Bank of New York Mellon Corp.
0.700%, 10/23/2015	150,000	150,406

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2014

Description	Par	Value

CORPORATE BONDS – 57.1% (Continued)

Financials – 20.6% (Continued)
Bank of Tokyo Mitsubishi
1.650%, 02/26/2018 (a)	$100,000	$98,818
Berkshire Hathaway Finance Corp.
0.950%, 08/15/2016	200,000	201,147
Capital One Financial Corp.
1.000%, 11/06/2015	200,000	200,362
Carlyle Holdings II Finance
5.625%, 03/30/2043 (a)	100,000	107,489
Caterpillar Financial Services Corp.
0.700%, 11/06/2015	200,000	200,617
Citigroup, Inc.
4.500%, 01/14/2022	100,000	106,129
Covidien International Finance
2.950%, 06/15/2023	100,000	94,949
Daimler Finance North America, LLC
1.250%, 01/11/2016 (a)	150,000	150,907
Digital Realty Trust LP
3.625%, 10/01/2022	100,000	93,012
EPR Properties
5.750%, 08/15/2022	75,000	79,591
Export-Import Bank of Korea
5.875%, 01/14/2015	100,000	104,107
1.250%, 11/20/2015	100,000	100,847
Fifth Third Bank
1.450%, 02/28/2018	200,000	196,803
Fondo Mivivienda
3.375%, 04/02/2019 (a)	150,000	149,813
Ford Motor Credit Co. LLC
2.500%, 01/15/2016	125,000	128,406
General Electric Capital Corp.
1.600%, 11/20/2017	150,000	150,878
5.875%, 01/14/2038	100,000	118,294
Goldman Sachs Group, Inc.
5.250%, 07/27/2021	200,000	221,737
HCP, Inc.
2.625%, 02/01/2020	225,000	220,083
Huntington National Bank
2.200%, 04/01/2019	150,000	148,338
Hyundai Capital America
1.625%, 10/02/2015 (a)	150,000	151,422

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2014

Description	Par	Value

CORPORATE BONDS – 57.1% (Continued)

Financials – 20.6% (Continued)
ING Bank
3.000%, 09/01/2015 (a)	$200,000	$205,807
3.750%, 03/07/2017 (a)	150,000	159,569
Invesco Finance
3.125%, 11/30/2022	150,000	145,504
JPMorgan Chase & Co.
1.100%, 10/15/2015	100,000	100,449
3.250%, 09/23/2022	100,000	98,690
Kimco Realty Corp.
3.125%, 06/01/2023	125,000	117,139
Lender Processing Services, Inc.
5.750%, 04/15/2023	75,000	80,344
Lloyds Bank
2.300%, 11/27/2018	200,000	200,021
Met Life Global Funding I
3.000%, 01/10/2023 (a)	200,000	191,775
Morgan Stanley
1.750%, 02/25/2016	125,000	126,672
5.500%, 07/24/2020	200,000	225,999
Nationstar Mortgage
6.500%, 08/01/2018	75,000	75,750
New York Life Global Funding
1.125%, 03/01/2017 (a)	200,000	199,264
Nissan Motor Acceptance Corp.
1.950%, 09/12/2017 (a)	100,000	100,522
PACCAR Financial Corp.
Series MTN
1.150%, 08/16/2016	100,000	100,643
People’s United Financial, Inc.
3.650%, 12/06/2022	150,000	147,263
Post Apartment Homes LP
3.375%, 12/01/2022	175,000	166,321
Principal Financial Group, Inc.
3.125%, 05/15/2023	150,000	143,380
Royal Bank of Canada
1.150%, 03/13/2015	200,000	201,663
SLM Corp.
5.000%, 06/15/2018	75,000	74,668
Societe Generale
2.750%, 10/12/2017	150,000	154,510

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2014

Description	Par	Value

CORPORATE BONDS – 57.1% (Continued)

Financials – 20.6% (Continued)
Springleaf Finance Corp.
6.000%, 10/15/2014	$55,000	$56,031
6.000%, 12/15/2014	72,000	72,913
Sumitomo Mitsui Banking Corp.
3.000%, 01/18/2023	200,000	193,523
Toyota Motor Credit Corp.
1.250%, 10/05/2017	150,000	148,755
2.000%, 10/24/2018	100,000	99,928
Wells Fargo & Co.
1.500%, 01/16/2018	200,000	198,272
		8,469,620

Health Care – 3.7%
Abbvie, Inc.
1.200%, 11/06/2015	175,000	176,562
Aetna, Inc.
2.750%, 11/15/2022	200,000	188,215
Agilent Technologies, Inc.
3.200%, 10/01/2022	100,000	95,333
Allergan, Inc.
1.350%, 03/15/2018	100,000	97,892
Biomet, Inc.
6.500%, 10/01/2020	75,000	80,063
Catholic Health Initiatives
2.950%, 11/01/2022	100,000	94,556
Dignity Health
4.500%, 11/01/2042	150,000	133,418
Eli Lilly & Co.
1.950%, 03/15/2019	150,000	148,970
HCA, Inc.
5.875%, 05/01/2023	75,000	77,344
JLL/Delta Dutch Newco
7.500%, 02/01/2022 (a)	75,000	77,531
Medtronic, Inc.
3.625%, 03/15/2024	150,000	150,922
Tenet Healthcare Corp.
4.750%, 06/01/2020	75,000	75,938
Teva Pharmaceutical Finance III LLC
3.000%, 06/15/2015	100,000	102,761
		1,499,505

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2014

Description	Par	Value

CORPORATE BONDS – 57.1% (Continued)

Industrials – 4.8%
ADT Corp.
4.125%, 06/15/2023	$100,000	$89,704
Bombardier, Inc.
6.125%, 01/15/2023 (a)	75,000	76,125
Canadian National Railway Co.
2.250%, 11/15/2022	150,000	138,168
Colt Defense, LLC
8.750%, 11/15/2017	80,000	74,000
Dun & Bradstreet Corp.
3.250%, 12/01/2017	50,000	51,740
Eaton Corp.
4.000%, 11/02/2032	150,000	145,567
General Dynamics Corp.
1.000%, 11/15/2017	200,000	196,465
Griffon Corp.
5.250%, 03/01/2022 (a)	75,000	74,438
Hutchison Whampoa International 12 II Ltd.
2.000%, 11/08/2017 (a)	200,000	201,677
Illinois Tool Works, Inc.
1.950%, 03/01/2019	150,000	148,079
Penske Truck Leasing Co. LP
2.875%, 07/17/2018 (a)	150,000	152,537
Rexel
5.250%, 06/15/2020 (a)	75,000	77,063
Roper Industries, Inc.
3.125%, 11/15/2022	150,000	141,880
Stanley Black & Decker, Inc.
2.900%, 11/01/2022	225,000	215,399
Tyco Electronics Group
1.600%, 02/03/2015	100,000	100,980
Waterjet Holdings, Inc.
7.625%, 02/01/2020 (a)	75,000	79,688
		1,963,510

Information Technology – 2.9%
Advanced Micro Devices, Inc.
8.125%, 12/15/2017	5,000	5,263
7.500%, 08/15/2022	50,000	49,750
Amkor Technology, Inc.
6.375%, 10/01/2022	75,000	78,094

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2014

Description	Par	Value

CORPORATE BONDS – 57.1% (Continued)

Information Technology – 2.9% (Continued)
Arrow Electronics, Inc.
3.000%, 03/01/2018	$100,000	$101,192
Baidu, Inc.
2.250%, 11/28/2017	200,000	200,846
BMC Software, Inc.
7.250%, 06/01/2018	75,000	78,000
Dell, Inc.
5.650%, 04/15/2018	75,000	78,750
Fiserv, Inc.
3.500%, 10/01/2022	200,000	195,687
Intel Corp.
1.350%, 12/15/2017	150,000	149,118
Iron Mountain, Inc.
5.750%, 08/15/2024	75,000	73,406
Oracle Corp.
2.500%, 10/15/2022	100,000	94,239
Seagate HDD Cayman
7.000%, 11/01/2021	75,000	84,281
		1,188,626

Materials – 4.1%
Agrium, Inc.
3.150%, 10/01/2022	115,000	108,819
Airgas, Inc.
3.250%, 10/01/2015	200,000	206,793
AK Steel Corp.
7.625%, 05/15/2020	75,000	75,188
Aleris International, Inc.
7.875%, 11/01/2020	75,000	77,625
ArcelorMittal
10.350%, 06/01/2019	75,000	95,344
6.750%, 02/25/2022	100,000	110,250
Ashland, Inc.
3.875%, 04/15/2018	75,000	77,813
Codelco
4.500%, 08/13/2023 (a)	150,000	154,942
Dow Chemical Co.
3.000%, 11/15/2022	150,000	142,850
Hexion U.S. Finance Corp.
6.625%, 04/15/2020	75,000	78,000

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2014

Description	Par	Value

CORPORATE BONDS – 57.1% (Continued)

Materials – 4.1% (Continued)
Nexeo Solutions Finance Corp.
8.375%, 03/01/2018	$75,000	$76,125
Orion Engineered Carbons Finance
9.250%, 08/01/2019 (a)	75,000	78,188
Rentech Nitrogen Finance Corp.
6.500%, 04/15/2021 (a)	75,000	73,875
Southern Copper Corp.
5.250%, 11/08/2042	200,000	172,230
Teck Resources Ltd.
4.500%, 01/15/2021	90,000	92,865
United States Steel Corp.
7.500%, 03/15/2022	75,000	81,188
		1,702,095

Telecommunication Services – 3.4%
America Movil
4.375%, 07/16/2042	150,000	133,401
AT&T, Inc.
2.625%, 12/01/2022	200,000	186,312
Cincinnati Bell, Inc.
8.375%, 10/15/2020	75,000	82,500
Frontier Communications Corp.
9.000%, 08/15/2031	75,000	77,063
Level 3 Financing, Inc.
8.125%, 07/01/2019	75,000	82,688
MetroPCS Wireless, Inc.
7.875%, 09/01/2018	75,000	79,875
SES Global Americas Holdings
2.500%, 03/25/2019 (a)	150,000	149,258
Sprint Nextel Corp.
6.000%, 11/15/2022	75,000	76,781
Telefonica Emisiones
5.134%, 04/27/2020	200,000	216,791
Verizon Communications
6.400%, 09/15/2033	75,000	89,307
3.850%, 11/01/2042	150,000	126,093
Windstream Corp.
7.750%, 10/15/2020	75,000	80,813
		1,380,882

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2014

Description	Par	Value

CORPORATE BONDS – 57.1% (Continued)

Utilities – 3.1%
Ameren Energy Generating Co.
7.000%, 04/15/2018	$75,000	$66,938
American Electric Power Co., Inc.
2.950%, 12/15/2022	150,000	143,316
Dominion Resources, Inc.
1.950%, 08/15/2016	75,000	76,458
Electricite de France
2.150%, 01/22/2019 (a)	200,000	199,213
Florida Power Corp.
5.900%, 03/01/2033	100,000	117,260
GDF Suez
2.875%, 10/10/2022 (a)	125,000	121,541
Georgia Power Co.
0.625%, 11/15/2015	150,000	149,976
NextEra Energy Capital Holdings, Inc.
2.700%, 09/15/2019	125,000	124,643
NRG Energy, Inc.
7.875%, 05/15/2021	75,000	82,875
Pacific Gas & Electric Co.
3.250%, 06/15/2023	175,000	169,573
		1,251,793

Total Corporate Bonds
(Cost $23,524,878)		23,425,538

MUNICIPAL BONDS – 14.2%
Banning, California Financing Authority
5.000%, 06/01/2022	125,000	128,260
Chicago, Illinois Midway Airport Revenue
Series A
5.500%, 01/01/2029	150,000	160,847
5.100%, 01/01/2031	115,000	115,348
Chicago, Illinois O’Hare International Airport Revenue
Series 2003, C-2
5.250%, 01/01/2030	275,000	275,743
5.250%, 01/01/2034	735,000	736,498
Detroit, Michigan Sewage Disposal System Revenue
4.500%, 07/01/2027	165,000	160,494

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2014

Description	Par	Value

MUNICIPAL BONDS – 14.2% (Continued)
Detroit, Michigan Water Supply System Revenue
Series B
4.750%, 07/01/2034	$205,000	$195,992
5.500%, 07/01/2035	180,000	183,044
Escambia County Florida Pollution Control Revenue
5.625%, 07/01/2022^	70,000	70,000
Illinois Financing Authority Revenue
Series A
6.000%, 10/01/2028	200,000	210,838
6.250%, 10/01/2033	150,000	158,165
Jefferson County, Kentucky Health Systems Revenue
5.200%, 10/01/2028	65,000	65,043
Johnson City, Tennessee Health & Educational
Facilities Board Hospital Revenue
Series 2000 B
5.125%, 07/01/2025	135,000	135,101
Massachusetts Housing Finance Agency
Series D
4.850%, 06/01/2040	350,000	352,617
Minneapolis, Minnesota Health Care Systems Revenue
Series B
5.000%, 05/15/2021	50,000	50,162
New York State Dormitory Authority Revenue
5.000%, 07/01/2027	300,000	302,013
New York State Energy Research & Development Authority
Series A
5.150%, 11/01/2025	125,000	126,644
Niagara, New York Frontier Transportation Authority
Series A
5.625%, 04/01/2029	190,000	190,051
Oregon State Housing & Community Services Department Revenue
Series A
4.050%, 01/01/2020	100,000	106,259
Puerto Rico Electric Power Authority
Series A
6.750%, 07/01/2036	150,000	104,489
Puerto Rico Sales Tax Financing Corp.
Series A
4.375%, 08/01/2020	175,000	158,820
4.750%, 08/01/2020	200,000	185,390

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2014

Description	Par	Value

MUNICIPAL BONDS – 14.2% (Continued)
Rhode Island Housing & Mortgage Finance Corp.
Series A-1
4.600%, 10/01/2027	$325,000	$323,707
Series B-1A
5.500%, 10/01/2049	500,000	513,579
Tallahassee, Florida Health Facilities Revenue
6.375%, 12/01/2030	100,000	100,530
Taos, New Mexico Municipal School District No. 1
3.375%, 09/01/2029	290,000	284,348
Wisconsin State Health & Educational Facilities Authority
Series B
5.125%, 08/15/2030	150,000	153,087
Yuma, Arizona Industrial Development Authority
Series A
5.000%, 08/01/2027	250,000	267,688
Total Municipal Bonds
(Cost $5,802,550)		5,814,757

U.S. GOVERNMENT AGENCY SECURITIES – 10.1%
Federal Home Loan Mortgage Association
Series K-712, Class X1
1.393%, 11/25/2019^ (b)	1,242,016	79,100
Series 293, Class IO
4.000%, 11/15/2032 (b)	1,852,983	409,575
Series 3293, Class MP
5.500%, 03/15/2037	258,421	283,281
Federal Home Loan Mortgage Corporation Pool
6.000%, 08/01/2022, #J05364	388,708	421,610
5.000%, 01/01/2024, #C90779	264,721	287,446
3.000%, 10/01/2032, #D99625	231,947	233,068
Federal National Mortgage Association
Series 2013-M3, Class X1
4.053%, 02/25/2016^ (b)	851,200	42,620
Series 2013-M4, Class X1
3.923%, 02/25/2018^ (b)	378,959	47,103
Series 2012-M8, Class X1
2.201%, 12/25/2019^ (b)	1,500,535	117,182
Series 2012-M3, Class X1
0.350%, 01/25/2022^ (b)	3,394,266	70,664
Series 2012-M2, Class X
0.798%, 02/25/2022^ (b)	1,568,346	74,183

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2014

Description	Par	Value

U.S. GOVERNMENT AGENCY SECURITIES – 10.1% (Continued)
Federal National Mortgage Association (Continued)
Series 2012-34, Class PC
5.500%, 01/25/2032	$134,678	$147,917
Series 2012-90, Class DA
1.500%, 03/25/2042	169,763	148,925
Federal National Mortgage Association Pool
5.170%, 06/01/2028, #468516	241,825	259,690
6.500%, 12/01/2036, #888112	106,317	120,941
5.500%, 05/01/2037, #916933	121,281	134,594
4.500%, 04/01/2041, #AL0215	126,911	135,577
Government National Mortgage Association
Series 2008-51, Class AY
5.500%, 06/16/2023	325,152	368,359
Series 2013-144, Class UI
4.500%, 10/16/2028 (b)	2,118,219	253,071
Series 2011-27, Class B
3.000%, 09/16/2034	150,000	154,166
Series 2011-6, Class AC
2.850%, 12/16/2037	150,000	153,279
Series 2010-132, Class AD
3.147%, 05/16/2040	93,814	94,989
Series 2012-109, Class AB
1.388%, 09/16/2044	97,026	94,485
Total U.S. Government Agency Securities
(Cost $4,087,036)		4,131,825

MORTGAGE BACKED SECURITIES – 6.4%
Bank of America Commercial Mortgage Trust
Series 2005-6, Class AM
5.183%, 09/10/2047^	95,000	101,215
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10, Class AM
5.449%, 12/11/2040	150,000	159,512
Series 2006-PW13, Class AM
5.582%, 09/11/2041	102,000	111,603
CD Commercial Mortgage Trust
Series 2005-CD1, Class AM
5.219%, 07/15/2044	80,000	84,797
Credit Suisse Mortgage Trust
Series 2006-C1, Class AJ
5.466%, 02/15/2039^	300,000	319,513

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2014

Description	Par	Value

MORTGAGE BACKED SECURITIES – 6.4% (Continued)
CS First Boston Commercial Mortgage Trust
Series 2003-29, Class 2A3
5.500%, 12/25/2033	$112,451	$119,373
Series 2005-C1, Class AJ
5.075%, 02/18/2038	125,000	128,698
GS Mortgage Securities Trust
Series 2006-GG8, Class AM
5.591%, 11/10/2039	150,000	163,883
Series 2007-GG10, Class A4
5.806%, 08/10/2045^	273,362	303,538
JPMorgan Chase Commercial Mortgage Securities
Series 2005-LDP4, Class AM
4.999%, 10/15/2042	140,000	147,494
Morgan Stanley Capital I Trust
Series 2007-T27, Class AM
5.648%, 06/11/2042^	150,000	168,277
Morgan Stanley Mortgage Trust
Series 35
0.782%, 05/20/2021^	93,147	93,343
Residential Funding Mortgage Security I
Series 2004-S3, Class A1
4.750%, 03/25/2019	244,359	250,798
TIAA Seasoned Commercial Mortgage Trust
Series 2007-C4, Class AJ
5.551%, 08/15/2039^	160,000	170,329
Wachovia Bank Commercial Mortgage Trust
Series 2005-C20, Class AMFX
5.179%, 07/15/2042	120,000	126,201
Series 2005-C21, Class AM
5.239%, 10/17/2044^	173,000	183,922
Total Mortgage Backed Securities
(Cost $2,653,247)		2,632,496

EXCHANGE TRADED FUNDS – 3.9%
iShares Barclays 1-3 Year Credit Bond Fund	1,422	149,964
iShares Barclays CMBS Bond Fund	9,811	501,538
iShares iBoxx $ High Yield Corporate Bond Fund	2,535	239,279
iShares iBoxx Investment Grade Corporate Bond Fund	5,949	695,855
Total Exchange Traded Funds
(Cost $1,601,423)		1,586,636

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2014

Description	Par/Shares	Value

U.S. TREASURY SECURITIES – 3.7%
U.S. Treasury Notes
2.625%, 06/30/2014	$500,000	$503,213
2.250%, 01/31/2015	500,000	508,877
1.750%, 07/31/2015	500,000	510,469
Total U.S. Treasury Securities
(Cost $1,520,823)		1,522,559

SHORT-TERM INVESTMENT – 6.2%
First American Government Obligations Fund – Class Z, 0.01%^
Total Short-Term Investment
(Cost $2,563,893)	2,563,893	2,563,893
Total Investments – 101.6%
(Cost $41,753,850)		41,677,704
Other Assets and Liabilities – (1.6)%		(666,217)
Net Assets – 100.0%		$41,011,487

(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of March 31, 2014 the market value of these investments were $4,027,150, or 9.8% of total net assets.

^	Variable rate security- The rate shown is the annualized seven-day effective yield as of March 31, 2014.
(b)	Interest only security.

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments
March 31, 2014

Description	Shares	Value

COMMON STOCKS – 97.3%

Consumer Discretionary – 9.8%
Advance Auto Parts, Inc.	1,700	$215,050
Amazon.com, Inc.*	1,000	336,520
AutoZone, Inc.*	700	375,970
Delphi Automotive	1,300	88,218
General Motors Co.	3,100	106,702
Johnson Controls, Inc.	14,200	671,944
Macy’s, Inc.	4,500	266,805
Time Warner, Inc.	5,500	359,315
TRW Automotive Holdings Corp.*	1,200	97,944
Twenty First Century Fox. Inc. – Class A	19,800	633,006
		3,151,474

Consumer Staples – 19.2%
Altria Group, Inc.	22,100	827,203
Bunge Ltd.	5,900	469,109
Coca-Cola Enterprises, Inc.	14,500	692,520
Costco Wholesale Corp.	1,200	134,016
CVS Caremark Corp.	13,800	1,033,068
Kroger Co.	18,400	803,160
Lorillard, Inc.	11,200	605,696
Procter & Gamble Co.	1,500	120,900
Sysco Corp.	12,500	451,625
Walgreen Co.	11,800	779,154
Wal-Mart Stores, Inc.	3,500	267,505
		6,183,956

Energy – 6.4%
Continental Resources, Inc.*	3,100	385,237
EOG Resources, Inc.	3,100	608,127
Phillips 66	6,700	516,302
Pioneer Natural Resources Co.	1,200	224,568
Southwestern Energy Co.*	5,500	253,055
Tesoro Corp.	1,300	65,767
		2,053,056

Financials – 16.8%
Allstate Corp.	3,400	192,372
Bank of America Corp.	66,700	1,147,240
Bank of New York Mellon Corp.	13,100	462,299
Charles Schwab Corp.	20,100	549,333
Citigroup, Inc.	12,700	604,520

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments – Continued
March 31, 2014

Description	Shares	Value

COMMON STOCKS – 97.3% (Continued)

Financials – 16.8% (Continued)
KeyCorp	58,600	$834,464
Lincoln National Corp.	2,200	111,474
Loews Corp.	4,300	189,415
MetLife, Inc.	16,400	865,920
Regions Financial Corp.	17,700	196,647
Wells Fargo & Co.	5,300	263,622
		5,417,306

Health Care – 16.5%
Bristol-Myers Squibb Co.	11,900	618,205
Cardinal Health, Inc.	11,400	797,772
Express Scripts Holding Co.*	9,300	698,337
McKesson Corp.	5,100	900,507
Medtronic, Inc.	5,200	320,008
Pfizer, Inc.	29,900	960,388
UnitedHealth Group, Inc.	1,000	81,990
Vertex Pharmaceuticals, Inc.*	3,700	261,664
WellPoint, Inc.	6,800	676,940
		5,315,811

Industrials – 13.0%
Boeing Co.	6,700	840,783
Eaton Corp.	9,500	713,640
General Dynamics Corp.	9,100	991,172
General Electric Co.	44,400	1,149,516
Honeywell International, Inc.	4,300	398,868
Southwest Airlines Co.	4,600	108,606
		4,202,585

Information Technology – 11.3%
Apple, Inc.	300	161,022
Applied Materials, Inc.	9,800	200,116
Automatic Data Processing, Inc.	8,800	679,888
Avago Technologies Ltd.	2,900	186,789
Cisco Systems, Inc.	32,400	726,084
EMC Corp.	4,700	128,827
Facebook, Inc. – Class A*	5,900	355,416
Hewlett-Packard Co.	7,000	226,520
Lam Research Corp.*	5,400	297,000
NetSuite, Inc.*	700	66,381
Symantec Corp.	12,900	257,613

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments – Continued
March 31, 2014

Description	Shares	Value

COMMON STOCKS – 97.3% (Continued)

Information Technology – 11.3% (Continued)
Western Digital Corp.	1,600	$146,912
Xerox Corp.	18,600	210,180
		3,642,748

Materials – 1.7%
Dow Chemical Co.	9,700	471,323
Nucor Corp.	1,400	70,756
		542,079

Telecommunication Services – 2.6%
AT&T, Inc.	2,600	91,182
SBA Communications Corp. – Class A*	1,600	145,536
Verizon Communications, Inc.	12,300	585,111
		821,829

Total Common Stocks
(Cost $27,078,136)		31,330,844

SHORT-TERM INVESTMENT – 2.5%
First American Government Obligations Fund – Class Z, 0.01%^
Total Short-Term Investment
(Cost $804,050)	804,050	804,050
Total Investments – 99.8%
(Cost $27,882,186)		32,134,894
Other Assets and Liabilities, Net – 0.2%		67,855
Total Net Assets – 100.0%		$32,202,749

*	Non-income producing security.
^	Variable rate security – The rate shown is the annualized seven-day effective yield as of March 31, 2014.

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Schedule of Investments
March 31, 2014

Description	Shares	Value

COMMON STOCKS – 96.0%

Consumer Discretionary – 5.0%
Brunswick Corp.	12,950	$586,506
Target Corp.	16,100	974,211
		1,560,717

Consumer Staples – 16.0%
Altria Group, Inc.	14,890	557,333
Clorox Co.	8,410	740,164
Energizer Holdings, Inc.	5,675	571,700
General Mills, Inc.	15,990	828,601
Kimberly-Clark Corp.	7,420	818,055
Kraft Foods Group, Inc.	5,630	315,843
Mondelez International, Inc.	9,670	334,099
Philip Morris International, Inc.	10,320	844,898
		5,010,693

Energy – 12.6%
Chevron Corp.	8,775	1,043,435
ConocoPhillips	11,615	817,115
Phillips 66	4,180	322,111
Royal Dutch Shell – ADR	11,035	806,217
Schlumberger Ltd.	3,785	369,038
Spectra Energy Corp.	15,470	571,462
		3,929,378

Financials – 17.4%
American Express Co.	12,410	1,117,272
Ameriprise Financial, Inc.	7,200	792,504
Bank of America Corp.	18,225	313,470
Berkshire Hathaway, Inc. – Class B*	9,025	1,127,854
Citigroup, Inc.	6,650	316,540
Hartford Financial Services Group, Inc.	8,915	314,432
Plum Creek Timber Co., Inc. – REIT	13,415	563,967
Prudential Financial, Inc.	3,905	330,558
Wells Fargo & Co.	11,405	567,285
		5,443,882

Health Care – 10.1%
Abbott Laboratories	9,180	353,522
AbbVie, Inc.	3,655	187,867
Aetna, Inc.	13,490	1,011,345
Cigna Corp.	12,730	1,065,883

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Schedule of Investments – Continued
March 31, 2014

Description	Shares	Value

COMMON STOCKS – 96.0% (Continued)

Health Care – 10.1% (Continued)
Merck & Co., Inc.	9,725	$552,088
		3,170,705

Industrials # – 27.9%
3M Co.	8,420	1,142,257
Caterpillar, Inc.	9,625	956,436
Eaton Corp.	14,140	1,062,197
Emerson Electric Co.	5,595	373,746
General Electric Co.	39,690	1,027,574
Honeywell International, Inc.	11,550	1,071,378
Lockheed Martin Corp.	5,990	977,808
Norfolk Southern Corp.	3,830	372,161
Textron, Inc.	22,385	879,507
Waste Management, Inc.	20,705	871,059
		8,734,123

Materials – 2.0%
Dow Chemical Co.	12,755	619,765

Utilities – 5.0%
AGL Resources, Inc.	10,355	506,981
Duke Energy Corp.	7,230	514,921
Public Service Enterprise Group, Inc.	13,760	524,806
		1,546,708

Total Common Stocks
(Cost $25,626,422)		30,015,971

SHORT-TERM INVESTMENT – 4.8%
First American Government Obligations Fund – Class Z, 0.01%^
Total Short-Term Investment
(Cost $1,498,474)	1,498,474	1,498,474
Total Investments – 100.8%
(Cost $27,124,896)		31,514,445
Other Assets and Liabilities, Net – (0.8)%		(244,612)
Total Net Assets – 100.0%		$31,269,833

*	Non-income producing security.
#	As of March 31, 2014, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 8 in Notes to Financial Statements.
^	Variable rate security – The rate shown is the annualized seven-day effective yield as of March 31, 2014.
ADR – American Depository Receipt
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Schedule of Investments
March 31, 2014

Description	Shares	Value

COMMON STOCKS – 93.7%

Consumer Discretionary – 14.7%
American Eagle Outfitters, Inc.	125,387	$1,534,737
Apollo Group, Inc. – Class A*	36,304	1,243,049
Big Lots, Inc.*	25,831	978,220
Cooper Tire & Rubber Co.	58,275	1,416,083
Express, Inc.*	44,950	713,806
Gildan Activewear, Inc. – Class A	26,388	1,329,427
John Wiley & Sons, Inc. – Class A	26,126	1,505,903
Men’s Wearhouse, Inc.	20,726	1,015,159
Quiksilver, Inc.*	186,888	1,403,529
		11,139,913

Consumer Staples – 1.6%
Elizabeth Arden, Inc.*	39,785	1,174,055

Energy – 11.0%
Dawson Geophysical Co.	103,442	2,897,410
Hallador Energy Co.	159,884	1,367,008
McCoy Corp.	126,533	662,710
Natural Gas Services Group, Inc.*	66,007	1,989,451
World Fuel Services Corp.	31,984	1,410,495
		8,327,074

Financials – 17.2%
Aspen Insurance Holdings Ltd.	37,901	1,504,670
Banco Latinoamericano de Comercio Exterior SA	81,185	2,144,096
EMC Insurance Group, Inc.	27,034	960,518
FBL Financial Group, Inc. – Class A	34,819	1,508,359
Genworth MI Canada, Inc.	51,611	1,760,984
Home Capital Group, Inc.	19,440	785,161
Horace Mann Educators Corp.	47,940	1,390,260
Maiden Holdings Ltd.	69,161	863,129
Symetra Financial Corp.	105,151	2,084,092
		13,001,269

Health Care – 6.5%
Bio-Rad Laboratories, Inc. – Class A*	8,721	1,117,335
Centene Corp.*	33,818	2,105,170
Owens & Minor, Inc.	48,849	1,711,180
		4,933,685

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Schedule of Investments – Continued
March 31, 2014

Description	Shares	Value

COMMON STOCKS – 93.7% (Continued)

Industrials – 19.1%
Actuant Corp. – Class A	82,050	$2,802,008
Brady Corp. – Class A	56,540	1,535,061
Heartland Express, Inc.	25,430	577,007
Insperity, Inc.	24,145	748,012
Insteel Industries, Inc.	100,563	1,978,074
Kennametal, Inc.	62,175	2,754,353
Lindsay Corp.	13,642	1,202,952
Nordson Corp.	29,252	2,061,973
Thermon Group Holdings, Inc.*	32,169	745,677
		14,405,117

Information Technology – 20.8%
Checkpoint Systems, Inc.*	100,748	1,352,038
Conversant, Inc.*	63,135	1,777,251
Diebold, Inc.	56,556	2,256,019
Liquidity Services, Inc.*	36,687	955,696
Littelfuse, Inc.	26,288	2,461,609
Microsemi Corp.*	73,440	1,838,203
MKS Instruments, Inc.	45,339	1,355,183
Rofin-Sinar Technologies, Inc.*	68,041	1,630,262
ScanSource, Inc.*	32,990	1,345,002
Zebra Technologies Corp.*	10,572	733,803
		15,705,066

Materials – 2.8%
Intrepid Potash, Inc.*	137,379	2,123,879
Total Common Stocks
(Cost $61,785,872)		70,810,058

SHORT-TERM INVESTMENT – 7.1%
First American Government Obligations Fund – Class Z, 0.01%^
Total Short-Term Investment
(Cost $5,379,116)	5,379,116	5,379,116
Total Investments – 100.8%
(Cost $67,164,988)		76,189,174
Other Assets and Liabilities, Net – (0.8)%		(624,628)
Total Net Assets – 100.0%		$75,564,546

*	Non-income producing security.
^	Variable rate security – The rate shown is the annualized seven-day effective yield as of March 31, 2014.

See Notes to the Financial Statements

Great Lakes Funds

Statements of Assets and Liabilities
March 31, 2014

				Small Cap
		Disciplined	Large Cap	Opportunity
	Bond Fund	Equity Fund	Value Fund	Fund

ASSETS
Investment securities:
At cost	$41,753,850	$27,882,186	$27,124,896	$67,164,988
At value	$41,677,704	$32,134,894	$31,514,445	$76,189,174
Cash	—	783	—	—
Receivable for investment securities sold	152,328	—	—	256,595
Dividends & interest receivable	382,398	45,439	44,601	36,630
Receivable due from Adviser, net	—	5,881	—	—
Receivable for capital shares sold	54,974	47,258	70,416	237,061
Prepaid expenses & other assets	10,453	13,181	10,628	12,805
Total Assets	42,277,857	32,247,436	31,640,090	76,732,265
LIABILITIES
Cash overdraft	283,267	—	—	—
Dividends payable	81,204	84	118	—
Payable for investment securities purchased	829,551	—	279,276	1,027,819
Payable for capital shares redeemed	21,469	6,531	49,124	45,424
Payable to Adviser, net	800	—	879	39,218
Payable for fund administration & accounting fees	16,062	10,591	10,124	10,244
Payable for compliance fees	1,628	1,628	1,628	1,629
Payable for transfer agent fees & expenses	5,535	5,050	4,881	8,830
Payable for custody fees	1,203	1,295	1,701	4,201
Payable for trustee fees	2,784	2,826	2,869	2,570
Accrued expenses and other liabilities	22,867	16,629	19,285	16,059
Accrued distribution fees	—	53	372	11,725
Total Liabilities	1,266,370	44,687	370,257	1,167,719
NET ASSETS	$41,011,487	$32,202,749	$31,269,833	$75,564,546

COMPOSITION OF NET ASSETS
Portfolio capital	$41,423,448	$26,648,207	$26,671,615	$58,219,885
Undistributed (distributions in excess of) net investment income	(956)	101,305	—	23,829
Accumulated net realized gain (loss) on
investments, including foreign currency gain (loss)	(334,859)	1,200,529	208,669	8,296,601
Net unrealized appreciation (depreciation) of investments
and translations of foreign currency	(76,146)	4,252,708	4,389,549	9,024,231
Total net assets	$41,011,487	$32,202,749	$31,269,833	$75,564,546

Investor Class Shares:
Net Assets	$1,118	$185,150	$666,995	$18,468,521
Shares issued and outstanding(1)	114	12,433	50,012	985,330
Net asset value and redemption price per share	$9.84	$14.89	$13.34	$18.74
Maximum offering price per share(2)	$10.22	$15.67	$14.04	$19.73

Institutional Class Shares:
Net Assets	$41,010,369	$32,017,599	$30,602,838	$57,096,025
Shares issued and outstanding(1)	4,178,759	2,158,375	2,298,073	3,013,717
Net asset value, offering price, and redemption price per share	$9.81	$14.83	$13.32	$18.95

(1)	Unlimited shares authorized
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge. For a description of front-end sales charges, see Note 1 in Notes to Financial Statements.

See Notes to the Financial Statements

Great Lakes Funds

Statements of Operations
For the Year Ended March 31, 2014

				Small Cap
		Disciplined	Large Cap	Opportunity
	Bond Fund	Equity Fund	Value Fund	Fund

INVESTMENT INCOME:
Interest income	$936,725	$41	$92	$317
Dividend income	42,674	556,347	481,608	871,654
Less: Foreign taxes withheld	—	—	(4,404)	(23,223)
Total investment income	979,399	556,388	477,296	848,748

EXPENSES:
Investment advisory fees (See Note 4)	130,717	163,834	119,189	384,121
Fund administration & accounting fees (See Note 4)	92,737	63,131	60,747	63,473
Federal & state registration fees	41,563	53,836	41,678	49,718
Transfer agent fees (See Note 4)	30,984	28,721	26,655	50,588
Audit & tax fees	16,504	12,502	12,502	12,502
Legal fees	11,495	10,783	11,495	10,783
Trustee fees	10,714	10,014	10,620	10,186
Compliance fees (See Note 4)	9,751	11,789	9,751	9,751
Other expenses	7,875	7,490	7,191	9,156
Custody fees (See Note 4)	5,325	9,069	7,810	24,886
Postage & printing fees	3,497	1,497	3,496	1,500
Distribution fees – Investor Class (See Note 5)	228	228	1,399	40,628
Total expenses	361,390	372,894	312,533	667,292
Add: Fee recoupment (See Note 4)	—	—	—	7,136
Less: Fee waivers (See Note 4)	(148,748)	(222,485)	(142,283)	—
Total net expenses	212,642	150,409	170,250	674,428
NET INVESTMENT INCOME	766,757	405,979	307,046	174,320

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments, including
foreign currency gain (loss)	(288,698)	4,606,403	220,298	13,087,348
Net change in unrealized appreciation or depreciation
of investments and translations of foreign currency	(134,478)	821,352	3,012,512	2,635,081
Net realized and unrealized gain (loss) on investments	(423,176)	5,427,755	3,232,810	15,722,429

NET INCREASE IN NET ASSETS
FROM OPERATIONS	$343,581	$5,833,734	$3,539,856	$15,896,749

See Notes to the Financial Statements

Great Lakes Bond Fund

Statements of Changes in Net Assets

	For the Year	For the Period
	Ended	September 28, 2012(1)
	March 31, 2014	to March 31, 2013

OPERATIONS:
Net investment income	$766,757	$266,545
Net realized gain (loss) on investments, including foreign currency gain (loss)	(288,698)	9,436
Net change in unrealized appreciation or depreciation
of investments and translations of foreign currency	(134,478)	58,332
Net increase resulting from operations	343,581	334,313

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	—	242,734
Proceeds from reinvestment of distributions	26	12
Payments for shares redeemed	(231,675)	—
Increase (decrease) in net assets from Investor Class transactions	(231,649)	242,746
Institutional Class:
Proceeds from shares sold	19,815,863	43,825,933
Proceeds from reinvestment of distributions	51,721	15,557
Payments for shares redeemed	(5,627,104)	(16,669,619)
Increase in net assets from Institutional Class transactions	14,240,480	27,171,871
Net increase in net assets from capital share transactions	14,008,831	27,414,617

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	(1,853)	(2,482)
Institutional Class	(799,758)	(267,363)
From net realized gains:
Investor Class	—	(189)
Institutional Class	(73)	(18,137)
Total distributions to shareholders	(801,684)	(288,171)
TOTAL INCREASE IN NET ASSETS	13,550,728	27,460,759

NET ASSETS:
Beginning of Period	27,460,759	—
End of Period*	$41,011,487	$27,460,759

* Includes undistributed (distributions in excess of) net investment income of	$(956)	$32

(1)	Inception date of the Fund.

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2014	March 31, 2013

OPERATIONS:
Net investment income	$405,979	$935,731
Net realized gain on investments, including foreign currency gain (loss)	4,606,403	9,797,015
Net change in unrealized appreciation or depreciation
of investments and translations of foreign currency	821,352	(5,786,635)
Net increase resulting from operations	5,833,734	4,946,111

CAPITAL SHARE TRANSACTIONS:
Investor Class:(1)
Proceeds from shares sold	108,713	1,045
Proceeds from reinvestment of distributions	4,072	217
Payments for shares redeemed	—	—
Increase in net assets from Investor Class transactions	112,785	1,262
Institutional Class:(2)
Proceeds from shares sold	10,576,539	1,064,025
Cost of shares issued in exchanged for Class I	—	17,553,436
Proceeds from reinvestment of distributions	2,527,060	2,846,833
Payments for shares redeemed	(6,439,566)	(46,021,916)
Increase (decrease) in net assets from Institutional Class transactions	6,664,033	(24,557,622)
Class I:
Proceeds from shares sold	—	2,794,404
Proceeds from reinvestment of distributions	—	275,524
Cost of shares exchanged for Institutional Class shares	—	(17,553,436)
Payments for shares redeemed	—	(1,777,482)
Decrease in net assets from Class Y transactions	—	(16,260,990)
Net increase (decrease) in net assets from capital share transactions	6,776,818	(40,817,350)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class(1)	(1,032)	(741)
Institutional Class(2)	(303,642)	(1,025,942)
From net realized gains:
Investor Class(1)	(19,802)	(2,984)
Institutional Class(2)	(5,627,254)	(2,867,105)
Total distributions to shareholders	(5,951,730)	(3,896,772)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,658,822	(39,768,011)
NET ASSETS:
Beginning of Period	25,543,927	65,311,938
End of Period*	$32,202,749	$25,543,927
* Includes undistributed net investment income of	$101,305	$—

(1)	Prior to December 17, 2012, Investor Class shares were known as Class A shares for the Disciplined Equity Fund.
(2)	Prior to December 17, 2012, Institutional Class shares were known as Class Y shares for the Disciplined Equity Fund.

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Statements of Changes in Net Assets

	For the Year	For the Period
	Ended	September 28, 2012(1)
	March 31, 2014	to March 31, 2013

OPERATIONS:
Net investment income	$307,046	$83,752
Net realized gain on investments, including foreign currency gain (loss)	220,298	19,324
Net change in unrealized appreciation or depreciation
of investments and translations of foreign currency	3,012,512	1,377,037
Net increase resulting from operations	3,539,856	1,480,113

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	223,592	317,367
Proceeds from reinvestment of distributions	639	9
Payments for shares redeemed	(4,877)	—
Increase in net assets from Investor Class transactions	219,354	317,376
Institutional Class:
Proceeds from shares sold	18,955,266	11,149,681
Proceeds from reinvestment of distributions	28,888	2,529
Payments for shares redeemed	(3,790,981)	(210,499)
Increase in net assets from Institutional Class transactions	15,193,173	10,941,711
Net increase in net assets from capital share transactions	15,412,527	11,259,087

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	(7,477)	(2,272)
Institutional Class	(310,970)	(82,292)
From net realized gains:
Investor Class	(512)	—
Institutional Class	(18,227)	—
Total distributions to shareholders	(337,186)	(84,564)
TOTAL INCREASE IN NET ASSETS	18,615,197	12,654,636

NET ASSETS:
Beginning of Period	12,654,636	—
End of Period*	$31,269,833	$12,654,636
* Includes undistributed (distributions in excess of) net investment income of	$—	$—

(1)	Inception date of the Fund.

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2014	March 31, 2013

OPERATIONS:
Net investment income	$174,320	$218,182
Net realized gain on investments, including foreign currency gain (loss)	13,087,348	4,108,682
Net change in unrealized appreciation or depreciation
of investments and translations of foreign currency	2,635,081	1,862,463
Net increase resulting from operations	15,896,749	6,189,327

CAPITAL SHARE TRANSACTIONS:
Investor Class:(1)
Proceeds from shares sold	2,269,957	288,572
Proceeds from reinvestment of distributions	2,170,462	677,187
Payments for shares redeemed	(1,508,475)	(1,403,354)
Increase (decrease) in net assets from Investor Class transactions	2,931,944	(437,595)
Institutional Class:(2)
Proceeds from shares sold	16,501,725	6,548,827
Proceeds from reinvestment of distributions	3,363,402	952,739
Payments for shares redeemed	(7,546,862)	(5,672,035)
Increase in net assets from Institutional Class transactions	12,318,265	1,829,531
Net increase in net assets from capital share transactions	15,250,209	1,391,936

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class(1)	(60,246)	—
Institutional Class(2)	(289,127)	—
From net realized gains:
Investor Class(1)	(2,230,465)	(713,086)
Institutional Class(2)	(6,554,627)	(1,945,048)
Total distributions to shareholders	(9,134,465)	(2,658,134)
TOTAL INCREASE IN NET ASSETS	22,012,493	4,923,129

NET ASSETS:
Beginning of Period	53,552,053	48,628,924
End of Period*	$75,564,546	$53,552,053
* Includes undistributed net investment income of	$23,829	$198,322

(1)	Prior to December 17, 2012, Investor Class shares were known as Class A shares for the Small Cap Opportunity Fund.
(2)	Prior to December 17, 2012, Institutional Class shares were known as Class I shares for the Small Cap Opportunity Fund.

See Notes to the Financial Statements

Great Lakes Bond Fund

Financial Highlights

For a Fund share outstanding throughout the period

Investor Class

		Period from
	Year Ended	September 28, 2012(1) to
	March 31, 2014	March 31, 2013

Per Common Share Data

Net asset value, beginning of period	$9.96	$10.00

Investment operations:
Net investment income	0.21 (2)	0.09
Net realized and unrealized loss
on investments	(0.10)	(0.02)
Total from investment operations	0.11	0.07

Less distributions from:
Net investment income	(0.23)	(0.10)
Net realized gains	—	(0.01)
Total distributions	(0.23)	(0.11)
Net asset value, end of period	$9.84	$9.96

Total return(3)	1.13%	0.71	%(4)

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$1	$242

Ratio of expenses to average net assets:
Before expense reimbursement	1.36%	1.73	%(5)
After expense reimbursement	0.90%	0.90	%(5)

Ratio of net investment income
to average net assets:
After expense reimbursement	2.10%	2.02	%(5)

Portfolio Turnover Rate	41%	98	%(4)

(1)	Inception date of the Investor Class.
(2)	Per share amounts calculated using average shares method.
(3)	Total return does not reflect sales charges.
(4)	Not annualized.
(5)	Annualized.

See Notes to the Financial Statements

Great Lakes Bond Fund

Financial Highlights

For a Fund share outstanding throughout the period

Institutional Class

		Period from
	Year Ended	September 28, 2012(1) to
	March 31, 2014	March 31, 2013

Per Common Share Data

Net asset value, beginning of period	$10.01	$10.00

Investment operations:
Net investment income	0.23 (2)	0.11
Net realized and unrealized gain (loss) on investments	(0.19)	0.02
Total from investment operations	0.04	0.13

Less distributions from:
Net investment income	(0.24)	(0.11)
Net realized gains	—	(0.01)
Total distributions	(0.24)	(0.12)

Net asset value, end of period	$9.81	$10.01

Total return	0.42%	1.32	%(3)

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$41,010	$27,219

Ratio of expenses to average net assets:
Before expense reimbursement	1.11%	1.48	%(4)
After expense reimbursement	0.65%	0.65	%(4)

Ratio of net investment income to average net assets:
After expense reimbursement	2.35%	2.27	%(4)

Portfolio Turnover Rate	41%	98	%(3)

(1)Inception date of the Institutional Class.
(2)Per share amounts calculated using average shares method.
(3)Not annualized.
(4)Annualized.

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Financial Highlights

For a Fund share outstanding throughout the period

Investor Class(1)

					Period from
	Year Ended	Year Ended	Year Ended	Year Ended	June 1, 2009(2) to
	March 31, 2014	March 31, 2013	March 31, 2012	March 31, 2011	March 31, 2010

Per Common Share Data

Net asset value,
beginning of period	$15.02	$13.86	$13.63	$12.46	$10.00

Investment operations:
Net investment income	0.14	0.17	0.17 (3)	0.16 (3)	0.12	(3)
Net realized and unrealized gain
on investments	3.31	1.74	0.77	1.50	2.40
Total from
investment operations	3.45	1.91	0.94	1.66	2.52

Less distributions from:
Net investment income	(0.13)	(0.15)	(0.24)	(0.16)	(0.03)
Net realized gains	(3.45)	(0.60)	(0.47)	(0.33)	(0.03)
Total distributions	(3.58)	(0.75)	(0.71)	(0.49)	(0.06)
Net asset value, end of period	$14.89	$15.02	$13.86	$13.63	$12.46

Total return(4)	23.66%	14.47%	7.73%	13.50%	25.32	%(5)

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$185	$75	$68	$52	$46

Ratio of expenses to average net assets:
Before expense reimbursement	1.61%	1.39%	1.28%	1.32%	1.91	%(6)
After expense reimbursement	0.80%	0.87%	0.90%	0.90%	0.90	%(6)

Ratio of net investment income
to average net assets:
After expense reimbursement	1.24%	1.19%	1.33%	1.28%	1.23	%(6)

Portfolio Turnover Rate	95%	103%	106%	125%	110	%(5)

(1)	Prior to December 17, 2012, Investor Class shares were known as Class A shares.
(2)	Inception date of the Investor Class.
(3)	Per share amounts calculated using the average shares method.
(4)	Total return does not reflect sales charges.
(5)	Not annualized.
(6)	Annualized.

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Financial Highlights

For a Fund share outstanding throughout the period

Institutional Class(1)

					Period from
	Year Ended	Year Ended	Year Ended	Year Ended	June 1, 2009(2) to
	March 31, 2014	March 31, 2013	March 31, 2012	March 31, 2011	March 31, 2010

Per Common Share Data

Net asset value,
beginning of period	$14.97	$13.86	$13.67	$12.48	$10.00

Investment operations:
Net investment income	0.22	0.04	0.22 (3)	0.21 (3)	0.16	(3)
Net realized and unrealized gain
on investments	3.26	1.89	0.77	1.50	2.39
Total from
investment operations	3.48	1.93	0.99	1.71	2.55

Less distributions from:
Net investment income	(0.17)	(0.22)	(0.33)	(0.19)	(0.04)
Net realized gains	(3.45)	(0.60)	(0.47)	(0.33)	(0.03)
Total distributions	(3.62)	(0.82)	(0.80)	(0.52)	(0.07)
Net asset value, end of period	$14.83	$14.97	$13.86	$13.67	$12.48

Total return	23.97%	14.69%	8.16%	13.87%	25.52	%(4)

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$32,018	$25,469	$48,233	$45,960	$22,614

Ratio of expenses to average net assets:
Before expense reimbursement	1.36%	1.02%	0.93%	0.95%	1.56	%(5)
After expense reimbursement	0.55%	0.55%	0.55%	0.55%	0.55	%(5)

Ratio of net investment income
to average net assets:
After expense reimbursement	1.49%	1.69%	1.68%	1.65%	1.56	%(5)

Portfolio Turnover Rate	95%	103%	106%	125%	110	%(4)

(1)	Prior to December 17, 2012, Institutional Class Shares were known as Class Y shares.
(2)	Inception date of the Institutional Class.
(3)	Per share amounts calculated using the average shares method.
(4)	Not annualized.
(5)	Annualized.

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Financial Highlights

For a Fund share outstanding throughout the period

Investor Class

		Period from
	Year Ended	September 28, 2012(1) to
	March 31, 2014	March 31, 2013

Per Common Share Data

Net asset value, beginning of period	$11.36	$10.00

Investment operations:
Net investment income	0.15	0.08
Net realized and unrealized gain
on investments	2.00	1.35
Total from investment operations	2.15	1.43

Less distributions from:
Net investment income	(0.16)	(0.07)
Net realized gains	(0.01)	—
Total distributions	(0.17)	(0.07)
Net asset value, end of period	$13.34	$11.36

Total return(2)	19.01%	14.36	%(3)

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$667	$362

Ratio of expenses to average net assets:
Before expense reimbursement	1.82%	3.23	%(4)
After expense reimbursement	1.10%	1.10	%(4)

Ratio of net investment income to average net assets:
After expense reimbursement	1.30%	1.62	%(4)

Portfolio Turnover Rate	5%	6	%(3)

(1)	Inception date of the Investor Class.
(2)	Total return does not reflect sales charges.
(3)	Not annualized.
(4)	Annualized.

Great Lakes Large Cap Value Fund

Financial Highlights

For a Fund share outstanding throughout the period

Institutional Class

		Period from
	Year Ended	September 28, 2012(1) to
	March 31, 2014	March 31, 2013

Per Common Share Data

Net asset value, beginning of period	$11.34	$10.00

Investment operations:
Net investment income	0.18	0.08
Net realized and unrealized gain on investments	2.00	1.34
Total from investment operations	2.18	1.42

Less distributions from:
Net investment income	(0.19)	(0.08)
Net realized gains	(0.01)	—
Total distributions	(0.20)	(0.08)

Net asset value, end of period	$13.32	$11.34

Total return	19.32%	14.28	%(2)

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$30,603	$12,293

Ratio of expenses to average net assets:
Before expense reimbursement	1.57%	2.98	%(3)
After expense reimbursement	0.85%	0.85	%(3)

Ratio of net investment income to average net assets:
After expense reimbursement	1.55%	1.87	%(3)

Portfolio Turnover Rate	5%	6	%(2)

(1)	Inception date of the Institutional Class.
(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Financial Highlights

For a Fund share outstanding throughout the period

Investor Class(1)

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	March 31, 2014	March 31, 2013	March 31, 2012		March 31, 2011	March 31, 2010

Per Common Share Data

Net asset value,
beginning of period	$16.74	$15.68	$18.41		$15.27	$9.56

Investment operations:
Net investment income (loss)	0.01	0.04	(0.03	)(2)	0.07 (2)	(0.06	)(2)
Net realized and unrealized
gain on investments	4.63	1.92	0.04		4.29	6.33
Total from
investment operations	4.64	1.96	0.01		4.36	6.27

Less distributions from:
Net investment income	(0.07)	—	(0.02)		(0.03)	(0.00	)(3)
Net realized gains	(2.57)	(0.90)	(2.72)		(1.19)	(0.56)
Total distributions	(2.64)	(0.90)	(2.74)		(1.22)	(0.56)
Net asset value, end of period	$18.74	$16.74	$15.68		$18.41	$15.27

Total return(4)	28.26%	13.37%	2.87%		29.36%	66.04%

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$18,469	$13,817	$13,396		$13,951	$12,999

Ratio of expenses to average net assets:
Before expense
reimbursement/recoupment	1.23%	1.30%	1.30%		1.35%	1.73%
After expense
reimbursement/recoupment	1.24%	1.24%	1.24%		1.24%	1.24%

Ratio of net investment income (loss)
to average net assets:
After expense
reimbursement/recoupment	0.09%	0.28%	(0.16)%		0.45%	(0.45)%

Portfolio Turnover Rate	86%	97%	126%		136%	47%

(1)	Prior to December 17, 2012, Investor Class shares were known as Class A shares.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Financial Highlights

For a Fund share outstanding throughout the period

Institutional Class(1)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2014	March 31, 2013	March 31, 2012	March 31, 2011	March 31, 2010

Per Common Share Data

Net asset value,
beginning of period	$16.89	$15.78	$18.51	$15.34	$9.57

Investment operations:
Net investment income (loss)	0.06	0.08	0.01 (2)	0.13 (2)	(0.03	)(2)
Net realized and unrealized
gain on investments	4.69	1.93	0.05	4.30	6.36
Total from
investment operations	4.75	2.01	0.06	4.43	6.33

Less distributions from:
Net investment income	(0.12)	—	(0.07)	(0.07)	(0.00	)(3)
Net realized gains	(2.57)	(0.90)	(2.72)	(1.19)	(0.56)
Total distributions	(2.69)	(0.90)	(2.79)	(1.26)	(0.56)
Net asset value, end of period	$18.95	$16.89	$15.78	$18.51	$15.34

Total return	28.65%	13.60%	3.15%	29.69%	66.62%

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$57,096	$39,735	$35,233	$33,412	$14,792

Ratio of expenses to average net assets:
Before expense
reimbursement/recoupment	0.98%	1.05%	1.05%	1.10%	1.48%
After expense
reimbursement/recoupment	0.99%	0.99%	0.99%	0.99%	0.99%

Ratio of net investment income (loss)
to average net assets:
After expense
reimbursement/recoupment	0.34%	0.53%	0.09%	0.81%	(0.20)%

Portfolio Turnover Rate	86%	97%	126%	136%	47%

(1)	Prior to December 17, 2012, Institutional Class shares were known as Class I shares.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount per share is less than $0.01.

See Notes to the Financial Statements

Great Lakes Funds

Notes to the Financial Statements
March 31, 2014

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Great Lakes Bond Fund (“Bond Fund”), Great Lakes Large Cap Value Fund (“Large Cap Value Fund”), Great Lakes Disciplined Equity Fund (“Disciplined Equity Fund”), and Great Lakes Small Cap Opportunity Fund (“Small Cap Opportunity Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series with their own investment objectives and policies within the Trust. The investment objective of each Fund is total return.  Additionally, the Bond Fund has an emphasis on current income.  The Bond Fund and Large Cap Value Fund commenced operations on September 28, 2012.  The Disciplined Equity Fund commenced operations on June 1, 2009, and the Small Cap Opportunity Fund commenced operations on December 5, 2008.  The Funds currently offer two classes of shares, the Investor Class and the Institutional Class.  Investor Class shares of the Bond Fund may be subject to a front-end sales charge of up to 3.75%.  Investor Class shares of the Disciplined Equity Fund, the Large Cap Value Fund, and the Small Cap Opportunity Fund may be subject to a front-end sales charge of up to 5.00%.  Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class.  The Funds may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Funds. Therefore, no federal income tax provision is required. As of and during the year ended March 31, 2014, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended March 31, 2014 the Funds did not incur any interest or penalties. Generally, tax authorities can examine all the tax returns filed for the last three years.

Security Transactions and Investment Income – The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Bond Fund will declare daily and pay monthly distributions of net investment income. The Large Cap Value Fund and the Disciplined Equity Fund will make distributions, if any, of net investment income quarterly. The Small Cap Opportunity Fund will make distributions, if any, of net investment income annually. The Funds will also distribute net capital gains, if any, at least annually, typically during the month of December. The Funds may make additional distributions if deemed to be desirable any time during the year.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to share

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2014

holders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.

Reclassification of Capital Accounts – GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the character of certain components of income, expense or realized capital gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations or net asset value per share. For the year ended March 31, 2014, the following reclassifications were made:

	Accumulated Net	Accumulated Net
Fund	Investment Income	Realized Gain (Loss)	Paid-in Capital
Bond Fund	$33,866	$(33,866)	$—
Disciplined Equity Fund	—	(5,766,670)	5,766,670
Large Cap Value Fund	11,401	(11,401)	—
Small Cap Opportunity Fund	560	(560)	—

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

3.  SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2014

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Exchange Traded Funds – Exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Corporate and Municipal Bonds – Corporate and Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2014

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2014:

Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$23,425,538	$—	$23,425,538
Municipal Bonds	—	5,814,757	—	5,814,757
U.S. Government Agency Securities	—	4,131,825	—	4,131,825
Mortgage Backed Securities	—	2,632,496	—	2,632,496
Exchange Traded Funds	1,586,636	—	—	1,586,636
U.S. Treasury Securities	—	1,522,559	—	1,522,559
Short-Term Investment	2,563,893	—	—	2,563,893
Total Investments in Securities	$4,150,529	$37,527,175	$—	$41,677,704

Disciplined Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$31,330,844	$—	$—	$31,330,844
Short-Term Investment	804,050	—	—	804,050
Total Investments in Securities	$32,134,894	$—	$—	$32,134,894

Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$30,015,971	$—	$—	$30,015,971
Short-Term Investment	1,498,474	—	—	1,498,474
Total Investments in Securities	$31,514,445	$—	$—	$31,514,445

Small Cap Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$70,810,058	$—	$—	$70,810,058
Short-Term Investment	5,379,116	—	—	5,379,116
Total Investments in Securities	$76,189,174	$—	$—	$76,189,174

Transfers between levels are recognized at the end of the reporting period.  During the year ended March 31, 2014, the Funds recognized no transfers to/from Level 1 or Level 2.  The Funds did not invest in any Level 3 investments during the year.  Refer to the Schedule of Investments for further information on the industry classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Great Lakes Advisors, LLC (“the Adviser”) to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
Bond Fund	0.40%
Disciplined Equity Fund	0.60%
Large Cap Value Fund	0.60%
Small Cap Opportunity Fund	0.60%

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2014

Prior to October 1, 2013, the Adviser engaged Advance Investment Partners, LLC (“AIP”) as the sub-adviser to the Disciplined Equity Fund.  Pursuant to a sub-advisory agreement, the Adviser paid AIP a sub-advisory fee computed, from their investment advisory fee, and accrued daily and paid quarterly.

Effective October 1, AIP merged into the Adviser.  AIP was previously a majority owned subsidiary of the Adviser.  There were no changes to the Fund’s investment management team and Mr. Jon E. Quigley continues to manage the Fund as an employee of the Adviser.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Funds for their expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the following:

Fund	Investor Class	Institutional Class
Bond Fund	0.90%	0.65%
Disciplined Equity Fund	0.80%	0.55%
Large Cap Value Fund	1.10%	0.85%
Small Cap Opportunity Fund	1.24%	0.99%

Waived and/or expense reimbursements are subject to possible recoupment from the Funds within three years after the fees have been waived or reimbursed.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred.  The Operating Expense Limitation Agreement will be in effect through at least July 31, 2015.  During the year ended March 31, 2014, the Adviser did not recoup any of the previously waived fees for the Bond Fund, Disciplined Equity Fund and the Large Cap Value Fund.  As of March 31, 2014, the Adviser was able to recoup expenses of $7,136 from the Small Cap Opportunity Fund.  Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Fund	3/31/2016	3/31/2017
Bond Fund	$98,055	$148,748
Disciplined Equity Fund	79,361	222,485
Large Cap Value Fund	95,840	142,283
Small Cap Opportunity Fund	3,384	—

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals; and serves as the Fund’s fund accountant and transfer agent.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended March 31, 2014 are disclosed in the Statement of Operations.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2014

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  DISTRIBUTION AND SHAREHOLDER SERVICING FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended March 31, 2014, the Funds’ Investor Classes incurred the following expenses pursuant to the Plan:

Fund	Amount
Bond Fund	$228
Disciplined Equity Fund	228
Large Cap Value Fund	1,399
Small Cap Opportunity Fund	40,628

6.  CAPITAL SHARE TRANSACTIONS

	Bond Fund		Disciplined Equity Fund
		For the Period
	Year Ended	September 28, 2012(1)	Year Ended	Year Ended
	March 31, 2014	to March 31, 2013	March 31, 2014	March 31, 2013
Investor Class:(2)
Shares sold	—	24,321	7,175	77
Shares issued in reinvestment
of distributions	3	1	278	16
Shares redeemed	(24,211)	—	—	—
Net increase (decrease)	(24,208)	24,322	7,453	93
Institutional Class:(3)
Shares sold	2,028,792	4,384,204	689,614	74,711
Shares issued in reinvestment
of distributions	5,299	1,555	173,428	1,327,182
Shares redeemed in exchange
for Institutional shares	—	—	—	212,740
Shares redeemed	(575,690)	(1,665,401)	(406,186)	(3,394,361)
Net increase (decrease)	1,458,401	2,720,358	456,856	(1,779,728)

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2014

	Bond Fund		Disciplined Equity Fund
		For the Period
	Year Ended	September 28, 2012(1)	Year Ended	Year Ended
	March 31, 2014	to March 31, 2013	March 31, 2014	March 31, 2013
Class I:
Shares sold	—	—	—	203,919
Shares issued in reinvestment
of distributions	—	—	—	20,503
Shares redeemed in exchange
for Institutional shares	—	—	—	(1,320,045)
Shares redeemed	—	—	—	(127,872)
Net decrease	—	—	—	(1,223,495)
Net increase (decrease)
in capital shares	1,434,193	2,744,680	464,309	(3,003,130)

(1)	Inception date of the Fund.
(2)	Prior to December 17, 2012, Investor Class shares were known as Class A shares for the Disciplined Equity Fund.
(3)	Prior to December 17, 2012, Institutional Class shares were known as Class Y shares for the Disciplined Equity Fund.

	Large Cap Value Fund		Small Cap Opportunity Fund
		For the Period
	Year Ended	September 28, 2012(1)	Year Ended	Year Ended
	March 31, 2014	to March 31, 2013	March 31, 2014	March 31, 2013
Investor Class:(2)
Shares sold	18,496	31,849	120,540	18,562
Shares issued in reinvestment
of distributions	49	1	119,650	46,319
Shares redeemed	(383)	—	(80,471)	(93,472)
Net increase (decrease)	18,162	31,850	159,719	(28,591)
Institutional Class:(3)
Shares sold	1,508,170	1,103,622	879,920	433,486
Shares issued in reinvestment
of distributions	2,263	231	183,592	64,636
Shares redeemed	(296,389)	(19,824)	(402,736)	(378,167)
Net increase	1,214,044	1,084,029	660,776	119,955
Net increase in
capital shares	1,232,206	1,115,879	820,495	91,364

(1)	Inception date of the Fund.
(2)	Prior to December 17, 2012, Investor Class shares were known as Class A shares for the Small Cap Opportunity Fund.
(3)	Prior to December 17, 2012, Institutional Class shares were known as Class I shares for the Small Cap Opportunity Fund.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2014

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended March 31, 2014, were as follows:

	U.S. Government Securities		Other
Fund	Purchases	Sales	Purchases	Sales
Bond Fund	$2,510,843	$2,298,305	$23,439,983	$10,778,586
Disciplined Equity Fund	—	—	26,189,523	25,404,846
Large Cap Value Fund	—	—	15,555,562	893,780
Small Cap Opportunity Fund	—	—	56,276,556	52,196,483

8.  SECTOR RISK

Portfolios that primarily invest in a particular sector may experience greater volatility than portfolios investing in a broader range of industry sectors.  The Large Cap Value Fund had a significant portion of its assets invested in the industrials sector.  The industrials sector may have greater exposure to adverse economic, regulatory, and other changes affecting the issuers of such securities.

9.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at March 31, 2014, were as follows:

	Aggregate Gross	Aggregate Gross		Federal Income
Fund	Appreciation	Depreciation	Net	Tax Cost
Bond Fund	$506,177	$(598,865)	$(92,688)	$41,770,392
Disciplined Equity Fund	4,641,875	(419,329)	4,222,546	27,912,348
Large Cap Value Fund	4,617,826	(230,258)	4,387,568	27,126,877
Small Cap Opportunity Fund	10,174,731	(1,213,965)	8,960,766	67,228,408

At March 31, 2014, the Fund’s most recently completed fiscal year end, the components of accumulated earnings (deficit) on a tax-basis were as follows:

						Total
	Undistributed	Undistributed	Other	Unrealized	Other	Accumulated
	Ordinary	Long Term	Accumulated	Appreciation	Temporary	Earnings
Fund	Income	Capital Gains	Losses	(Depreciation)	Differences	(Deficit)
Bond Fund	$80,248	$—	$(318,317)	$(92,688)	$(81,204)	$(411,961)
Disciplined Equity Fund	774,561	557,435	—	4,222,546	—	5,554,542
Large Cap Value Fund	—	210,650	—	4,387,568	—	4,598,218
Small Cap
Opportunity Fund	4,243,099	4,140,751	—	8,960,811	—	17,344,661

As of March 31, 2014, the Disciplined Equity Fund, Large Cap Value Fund and Small Cap Opportunity Fund did not have any capital loss carryovers.  The Bond Fund had $254,023 in short-term and $4,818 in long-term capital loss carryovers, which will be permitted to be carried over for an unlimited period.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2014

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended March 31, 2014, the Bond Fund plans to defer on a tax basis, short-term post-October capital losses of $(59,476). No other Funds plan to defer any late year losses.

The tax character of distributions paid during the year ended March 31, 2014 was as follows:

Fund	Ordinary Income*	Long Term Capital Gains**	Total
Bond Fund	$801,629	$55	$801,684
Disciplined Equity Fund	2,515,175	3,436,555	5,951,730
Large Cap Value Fund	322,701	14,485	337,186
Small Cap Opportunity Fund	4,339,706	4,794,759	9,134,465

The tax character of distributions paid during the fiscal year ended March 31, 2013 was as follows:

Fund	Ordinary Income	Long Term Capital Gains	Total
Bond Fund	$288,171	$—	$288,171
Disciplined Equity Fund	1,898,216	1,998,556	3,896,772
Large Cap Value Fund	84,564	—	84,564
Small Cap Opportunity Fund	853,718	1,804,416	2,658,134

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

**
The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3)(C), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2014.

10.  SUBSEQUENT EVENTS

Effective April 1, 2014, Managed Portfolio Series, on behalf of the Funds, and the Adviser have entered into a new Operating Expense Limitation Agreement.  As a result, the annual operating expense ratios for the Disciplined Equity Fund have increased to 1.10% for the Investor Class and 0.85% for the Institutional Class.

Effective April 11, 2014, the Investor Class Sales Loads have been eliminated for all Funds.

11.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2014, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Bond Fund	Lafoba & Co.	74.0%
Disciplined Equity Fund	Lafoba & Co.	52.9%
Large Cap Value Fund	Lafoba & Co.	51.0%
Small Cap Opportunity Fund	First Clearing FBO	29.6%
	Lafoba & Co.	28.9%

Great Lakes Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Great Lakes Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Great Lakes Bond Fund, Great Lakes Disciplined Equity Fund, Great Lakes Large Cap Value Fund and Great Lakes Small Cap Opportunity Fund, each a series of the Managed Portfolio Series Trust (collectively, the Funds) as of March 31, 2014, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Great Lakes Disciplined Equity Fund and Great Lakes Small Cap Opportunity Fund presented herein for the years ending March 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated May 30, 2012 expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’  internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Managed Portfolio Series Trust at March 31, 2014, the results of their operations for the year then ended, and the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
May 29, 2014

Great Lakes Funds

Additional Information (Unaudited)
March 31, 2014

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Great Lakes Advisors, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 24-25, 2014, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Great Lakes Advisors, LLC (“Great Lakes”) regarding the Great Lakes Bond Fund, the Great Lakes Large Cap Value Fund, the Great Lakes Disciplined Equity Fund and the Great Lakes Small Cap Opportunity Fund (each a “Fund” or collectively, the “Funds”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on November 12-13, 2013, the Trustees received and considered information from Great Lakes and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Great Lakes with respect to each Fund; (2) the cost of the services provided and the profits realized by Great Lakes from services rendered to the Trust with respect to each Fund; (3) comparative fee and expense data for each Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as each Fund grows, and whether the advisory fee for that Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Great Lakes resulting from services rendered to the Funds.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by representatives of Great Lakes, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Great Lakes set forth in the Investment Advisory Agreement as it relates to each Fund continue to be fair and reasonable in light of the services that Great Lakes performs, the investment advisory fees each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement as it relates to each Fund are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Great Lakes provides under the Investment Advisory Agreement with respect to each Fund, noting that such services include but are not limited to the following: (1) investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Funds’ portfolio securities; (4) maintaining the required books and records for transactions affected by Great Lakes on behalf of the Funds; and (5) selecting broker-dealers to execute orders on behalf of the Funds.  The Trustees noted Great Lakes’ status as wholly-owned subsidiary of Wintrust Financial Corporation, a financial services holding company based in Lake Forest, Illinois, with assets exceeding $17 billion.  The Trustees considered Great Lakes’ capitalization, its

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2014

assets under management, the investment performance of composites of accounts that Great Lakes advises with similar investment strategies to each of the Funds, as well as the sound investment performance of the Funds.  With respect to each Fund’s performance since inception through December 31, 2013, the Trustees noted that each Fund’s performance exceeds its benchmark over almost all relevant periods.  The Trustees also considered the investment philosophy of the portfolio managers and noted their experience managing assets with similar investment objectives.  The Trustees concluded that they are satisfied with the nature, extent and quality of services that Great Lakes provides to each of the Funds under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability.  The Trustees considered the annual management fee that each Fund pays to Great Lakes under the Investment Advisory Agreement, as well as Great Lakes’ profitability from services that Great Lakes rendered to each Fund during the 12 month period ended June 30, 2013. In this regard, the Trustees noted that Great Lakes subsidizes the costs of all shareholder (other than transfer agency fees) and distribution services rendered to the Funds which exceed the projected Rule 12b-1 fees payable by the Funds.  The Trustees noted that while the management fees Great Lakes charges to separately managed accounts with similar investment strategies and similar asset levels of the Funds are generally lower than the advisory fee for the Funds, Great Lakes has additional responsibilities with respect to the Funds, including preparation of Board and shareholder materials, that justify the higher fees.  The Trustees also noted that Great Lakes had contractually agreed to reduce its management fees, and, if necessary, reimburse each Fund for operating expenses, as specified in the supplement to the Funds’ prospectus.  The Trustees concluded that Great Lakes’ service relationship with the Great Lakes Bond Fund and the Great Lakes Large Cap Value Fund has not been profitable and the Great Lakes Disciplined Equity Fund and the Great Lakes Small Cap Opportunity Fund provides a reasonable profit.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by each Fund and those of funds in the same Morningstar benchmark category.  The Trustees noted that:

•
The Great Lakes Bond Fund’s management fee was slightly lower than the average and median management fees and the total expenses of the Institutional Class shares were slightly lower than the average total expenses (after fee waivers and expense reimbursements) for funds comprising the benchmark category. The total expenses of the Investor Class shares were higher than the average total expenses (after fee waivers and expense reimbursements) relative to the benchmark category;

•
The Great Lakes Large Cap Value Fund’s management fee was lower than the average and median management fees and the total expenses of the Institutional Class shares were lower than the average total expenses (after fee waivers and expense reimbursements) for funds comprising the benchmark category. The total expenses of the Investor Class shares were slightly higher than the average total expenses (after fee waivers and expense reimbursements) relative to the benchmark category;

•
The Great Lakes Disciplined Equity Fund’s management fee was lower than the average and median management fees and the total expenses of the Institutional Class shares were lower than the average total expenses (after fee waivers and expense reimbursements) for funds comprising the benchmark category. The total expenses of the Investor Class shares were slightly higher than the average total expenses (after fee waivers and expense reimbursements) relative to the benchmark category; and

•
The Great Lakes Small Cap Equity Fund’s management fee was lower than the average and median management fees and the total expenses of the Institutional Class shares were lower than the average total expenses

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2014

(after fee waivers and expense reimbursements) for funds comprising the benchmark category. The total expenses of the Investor Class shares were slightly higher than the average total expenses (after fee waivers and expense reimbursements) relative to the benchmark category.

The Trustees also considered that the average net assets of funds comprising the benchmark category for each Fund were significantly higher than the assets of that Fund.  While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Great Lakes’ advisory fees continue to be reasonable.

Economies of Scale.  The Trustees considered whether the Funds may benefit from any economies of scale, noting that the investment advisory fee for the Funds do not contain breakpoints.  The Trustees noted the fact that an increase in assets would most likely not lead to a proportionate decrease in the level of advisory services that Great Lakes would be required to provide to each Fund at the present time.  The Trustees also took into account the fact that Great Lakes had agreed to consider breakpoints in the future in response to asset growth, but had expressed reservation about doing so for the Great Lakes Small Cap Opportunity Fund because of concerns about potential capacity constraints associated with its strategy of investing in small cap stocks. The Trustees consequently concluded that it was not necessary to consider the implementation of fee breakpoints at current asset levels, but considered revisiting the issue in the future as circumstances changed and asset levels increased.

Other Benefits.  The Trustees noted that Great Lakes utilizes soft dollar arrangements with respect to portfolio transactions.  They also noted that affiliated brokers are not used to execute the portfolio transactions of the Funds.  While the Trustees noted that Rule 12b-1 fees may be paid to Great Lakes and its affiliates as compensation for shareholder and distribution services performed on behalf of the Funds, the Trustees observed that distribution expenses that Great Lakes and its affiliates incurred significantly exceed any Rule 12b-1 payments from the Funds.  The Trustees concluded that Great Lakes does not receive any other material financial benefits from services rendered to the Funds.

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2014

TRUSTEES AND OFFICERS

		Term of	Number of		Other
		Office and	Portfolios		Directorships
	Position(s)	Length of	in Trust		Held by
Name,	Held with	Time	Overseen	Principal Occupation(s)	Trustee During
Address and Age	the Trust	Served	by Trustee	During the Past Five Years	the Past Five Years

Independent Trustees

Roel C. Campos, Esq.	Trustee	Indefinite	23	Partner, Locke Lord LLP (a law firm)	Director, WellCare
615 E. Michigan St.		Term; Since		(2011-Present); Partner, Cooley LLP	Health Plans, Inc.
Milwaukee, WI 53202		April 2011		(a law firm) (2007-2011); Commissioner,	(2013-Present);
Age: 65				U.S. Securities and Exchange Commission	Director, Regional
				(2002-2007).	Management Corp.
(2012-Present).

David A. Massart	Trustee	Indefinite	23	Co-Founder and Chief Investment	Independent Trustee,
615 E. Michigan St.		Term; Since		Strategist, Next Generation Wealth	ETF Series Solutions
Milwaukee, WI 53202		April 2011		Management, Inc. (2005-Present).	(3 Portfolios)
Age: 46					(2012-Present).

Leonard M. Rush, CPA	Trustee	Indefinite	23	Chief Financial Officer, Robert W. Baird	Independent Trustee,
615 E. Michigan St.		Term; Since		& Co. Incorporated, (2000-2011).	ETF Series Solutions
Milwaukee, WI 53202		April 2011			(3 Portfolios)
Age: 68					(2012-Present);
Anchor Bancorp
Wisconsin, Inc.
(2011-2013).

David M. Swanson	Trustee	Indefinite	23	Founder and Managing Principal,	Independent Trustee,
615 E. Michigan St.		Term; Since		SwanDog Strategic Marketing, LLC	ALPS Variable
Milwaukee, WI 53202		April 2011		(2006-Present); Executive Vice President,	Insurance Trust
Age: 57				Calamos Investments (2004-2006).	(7 Portfolios)
(2006-Present).

Interested Trustee
Robert J. Kern*	Chairman,	Indefinite	23	Executive Vice President, U.S. Bancorp	None
615 E. Michigan St.	and Trustee	Term; Since		Fund Services, LLC (1994-Present).
Milwaukee, WI 53202		January 2011
Age: 55

Officers
James R. Arnold	President and	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Principal	Term; Since		Fund Services, LLC (2002-Present).
Milwaukee, WI	Executive	January 2011
53202	Officer
Age: 56

Deborah Ward	Vice President,	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Chief	Term; Since		Fund Services, LLC (2004-Present).
Milwaukee, WI 53202	Compliance	April 2013
Age: 46	Officer and
Anti-Money
Laundering
Officer

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2014

		Term of	Number of		Other
		Office and	Portfolios		Directorships
	Position(s)	Length of	in Trust		Held by
Name,	Held with	Time	Overseen	Principal Occupation(s)	Trustee During
Address and Age	the Trust	Served	by Trustee	During the Past Five Years	the Past Five Years

Brian R. Wiedmeyer	Treasurer and	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	Principal	Term; Since		Services, LLC (2005-Present).
Milwaukee, WI 53202	Financial	January 2011
Age: 41	Officer

Angela L. Pingel, Esq.	Secretary	Indefinite	N/A	Vice President and Counsel, U.S.	N/A
615 E. Michigan St.		Term; Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202		January 2011		(2011-Present); Vice President and
Age: 42				Securities Counsel, Marshall & Ilsley
Trust Company N.A. (2007-2010).

Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term; Since		Fund Services, LLC (2005-Present).
Milwaukee, WI 53202		September 2012
Age: 40

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

Great Lakes Funds

Additional Information (Unaudited)
March 31, 2014

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  Each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, each Fund’s Form N-Q is available without charge upon request by calling 1-855-278-2020.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-278-2020.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-855-278-2020, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended March 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund
Bond Fund	0.27%
Disciplined Equity Fund	31.76%
Large Cap Value Fund	100.00%
Small Cap Opportunity Fund	22.88%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2014 was as follows:

Fund
Bond Fund	0.43%
Disciplined Equity Fund	31.32%
Large Cap Value Fund	100.00%
Small Cap Opportunity Fund	22.01%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund was as follows:

Fund
Bond Fund	0.00%
Disciplined Equity Fund	87.89%
Large Cap Value Fund	4.69%
Small Cap Opportunity Fund	91.95%

(This Page Intentionally Left Blank.)

Great Lakes Funds

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Great Lakes Advisors, LLC
222 South Riverside Plaza, 28th Floor
Chicago, Illinois  60606

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, Wisconsin  53212

ADMINISTRATOR, FUND ACCOUNTANT
 AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, Wisconsin  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, Minnesota  55402-4509

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, Maine  04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Funds’ trustees and is available without charge upon request by calling 1-855-278-2020.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2014	FYE 3/31/2013
Audit Fees	$44,000	$44,000
Audit-Related Fees	$0	$0
Tax Fees	$10,000	$10,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2014	FYE 3/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2014	FYE 3/31/2013
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Managed Portfolio Series

By (Signature and Title)* /s/ James R. Arnold
  James R. Arnold, President

Date     June 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James R. Arnold
  James R. Arnold, President

Date     June 5, 2014

By (Signature and Title)* /s/ Brian r. Wiedmeyer
  Brian R. Wiedmeyer, Treasurer

Date     June 5, 2014
* Print the name and title of each signing officer under his or her signature.